UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12

AMCAP Fund
American Balanced Fund
American Funds College Target Date Series
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors
American Funds Global Balanced Fund
American Funds Global Insight Fund
The American Funds Income Series
American Funds Inflation Linked Bond Fund
American Funds International Vantage Fund
American Funds Mortgage Fund
American Funds Multi-Sector Income Fund
American Funds Portfolio Series
American Funds Retirement Income Portfolio Series
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Strategic Bond Fund
American Funds Target Date Retirement Series
American Funds Tax-Exempt Fund of New York
American Funds Tax-Exempt Series II
American Funds U.S. Government Money Market Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
The Bond Fund of America
Capital Group Central Fund Series
Capital Group Central Fund Series II
Capital Group Completion Fund Series
Capital Group Conservative Equity ETF
Capital Group Core Balanced ETF
Capital Group Core Equity ETF
Capital Group Dividend Growers ETF
Capital Group Dividend Value ETF
Capital Group Fixed Income ETF Trust
Capital Group Global Equity ETF
Capital Group Global Growth Equity ETF
Capital Group Growth ETF

Capital Group International Core Equity ETF
Capital Group International Equity ETF
Capital Group International Focus Equity ETF
Capital Group New Geography Equity ETF
Capital Group Private Client Services Funds
Capital Group U.S. Equity Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
Emerging Markets Equities Fund, Inc.
EUPAC Fund
The Growth Fund of America
The Income Fund of America
Intermediate Bond Fund of America
International Growth and Income Fund
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America
Washington Mutual Investors Fund
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
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Important shareholder meeting news

Joint proxy statement

Important Shareholder Meeting — Please Vote!

[DATE], 2025

Dear Shareholder:

We’re reaching out to ask you to vote at the upcoming complex-wide shareholder meeting including the American Funds and the Capital Group exchange-traded funds.

Your vote truly matters! No matter how many shares you own, your participation is important.

Please take a moment to review the proposals in the enclosed Joint Proxy Statement.

The current board members unanimously recommend voting “FOR” these proposals because they believe each proposal is in the best interests of shareholders.

Your attendance at the meeting is not necessary. Voting is easy — just use the phone, the Internet, or mail back your signed proxy card.

If you have any questions or need assistance, please call (888) 615-7476. Thank you for taking the time to participate in this important process.

Sincerely,

Michael W. Stockton
Executive Vice President of the Funds

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

This Joint Proxy Statement is being provided to shareholders on behalf of the Board of Directors or Trustees (the “Boards”) of the funds including the American Funds and the Capital Group exchange-traded funds (each a “Fund,” and collectively, the “Funds”) as indicated in this proxy statement. Each Fund will hold a special shareholder meeting on November 25, 2025, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time.

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the Joint Proxy Statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

Why am I being asked to vote?

You were as of the record date (August 28, 2025), a shareholder of one or more of the Funds. The proposals require the approval of shareholders of such Fund(s). The Board of each Fund has approved the proposals 1 – 3, as described below, and recommends that you vote “FOR” each of them.

What am I being asked to vote on?

You are being asked to vote on proposals to:

1.   Elect Board members of each of the Fund(s) of which you are a shareholder. It has been several years since the Funds held shareholder meetings to elect Board members, and subsequent changes in the composition of each Fund’s Board now necessitate the election of the nominees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies by appointment so long as, after the Board fills the vacancy, at least two-thirds of the Board members were elected by shareholders. By electing Board members now, the Funds’ Boards will be able to add new members for a longer period without the expense of conducting additional shareholder meetings. The Joint Proxy Statement contains information relevant to the consideration of nominees for the Boards.

Shareholders of each Fund will vote separately to elect Board members of that Fund, except where there are multiple Funds in a series Shareholders of the Funds listed on Exhibit A will vote together to elect Board members of that series.

2.   Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the investment advisory and service fee schedule for each of American Funds Mortgage Fund, American High-Income Trust, The Bond Fund of America, U.S. Government Securities Fund, Intermediate Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, and American Funds Tax-Exempt Fund of New York.

Shareholders of these Funds are being asked to approve a change in the fee structure. The current advisory fee schedules for these Funds have both an asset and income component to the fee. This fee structure creates variability in the amount of the fees charged to a Fund, especially during dynamic interest rate environments. The Funds are proposing an asset-only advisory fee schedule that, if implemented, will create a certain amount of stability and consistency in fees for investors of these Funds, eliminating the potential for higher advisory fees during times of rising or higher interest rates.

3.   Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Shareholders of this the Fund are being asked to approve this change in classification. The 1940 Act requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. Under the 1940 Act, a diversified fund may not, with respect to

75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. Non-diversified funds are not subject to these regulatory limits. Capital Research and Management Company (“CRMC”), the Fund’s investment adviser, believes that changing TEFNY’s classification to a non-diversified fund will benefit TEFNY by giving it greater investment flexibility.

Have the Funds’ Boards approved the proposals?

The Board of each Fund has approved proposals 1 – 3, as applicable, and recommends that you vote “FOR” these proposals.

What are the reasons for and advantages of the proposals?

Proposal 1 is part of a broader effort to update Board oversight and fund operations. Proposals 2 and 3 are intended to respond and adapt to changing market conditions. These changes are intended to better position the applicable Funds for achieving superior long-term investment results.

What is the vote required for each proposal?

With respect to proposal 1, approval for each Fund (other than EUPAC and EMEF) requires the affirmative vote of a plurality of votes cast by shareholders of such Fund at a shareholder meeting at which a quorum is present. Given the plurality voting standard and because each nominee is running unopposed, so long as a quorum is present for the Fund at the shareholder meeting, it is likely that each nominee will be elected for each Fund that requires a plurality of votes. See the section of this Joint Proxy Statement captioned “Method of tabulation” for more information regarding the plurality voting standard. Approval for EUPAC and EMEF requires the affirmative vote of a majority of votes cast by shareholders of such Fund at a shareholder meeting at which a quorum is present. Shareholders of each Fund will vote separately to elect members of the Board of that Fund, except where there are multiple Funds in a series. Shareholders of the Funds listed on Exhibit A will vote together to elect Board members of that series, and the quorum requirement and plurality voting standard apply to the Funds of that series together.

With respect to proposals 2 and 3, approval for a Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund at a shareholder meeting at which a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy at the shareholder meeting or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each applicable Fund will vote separately on proposals 2 and 3.

What if the proposals are not approved?

If there are not enough votes by shareholders of a Fund to approve a proposal by the time of the shareholder meeting, that Fund’s meeting may be adjourned to permit further solicitation of proxy votes. If a Fund’s shareholders do not ultimately approve a proposal, the Fund will continue to operate as it currently does.

Who is Computershare Fund Services?

Computershare Fund Services (“Computershare”) is a company hired by the Funds to help with the shareholder meetings and collect votes. Computershare is not affiliated with the Funds, CRMC or Capital International, Inc. (“CIInc”, and together with CRMC, the “Advisers” and each the “Adviser”, as the context requires). If you have not voted before the meeting, you may get a call from Computershare asking for your vote so the meeting can go ahead as planned.

Who will pay the costs associated with obtaining shareholder approval of the Proposals?

The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the proposals, including printing and mailing of this Joint Proxy Statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will average across all Funds less than [$1.00] per shareholder account.

How many votes am I entitled to cast?

As a shareholder of a Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Fund on the record date (August 28, 2025) with respect to that Fund’s shareholder meeting.

How do I vote my shares?

You can vote your shares online, by phone, by mail, or in person at the shareholder meeting. To vote online or by phone, use the instructions and numbers on your proxy card or meeting notice, as applicable; you’ll need the identifying numbers from the card or notice, as applicable. To vote by mail, complete, sign, and date your proxy card, then return it in the postage-paid envelope. If you have questions related to the shareholder meeting or need help voting, contact Computershare at (888) 615-7476.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

How do I sign the proxy card?

If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown on the account registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign “Mary Smith, Trustee.”

v

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

[DATE], 2025

To shareholders:

Notice is given that a special meeting of shareholders of each of the funds including the American Funds and Capital exchange-traded funds as indicated in this proxy statement (each a “Fund,” and collectively, the “Funds”) will be held on November 25, 2025, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time (each meeting of shareholders is referred to as a “Shareholder Meeting,” and collectively, the “Shareholder Meetings”), and at any adjournment or postponement thereof, for the following purposes:

1.   To elect Board members of the Funds.

2.   To approve the proposed amendment of the Investment Advisory and Service Agreement to modify the investment advisory and service fee schedule for each of American Funds Mortgage Fund, American High-Income Trust, The Bond Fund of America, U.S. Government Securities Fund, Intermediate Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, and American Funds Tax-Exempt Fund of New York.

3.   To approve the proposed change to the diversification classification for American Funds Tax-Exempt Fund of New York from a diversified to a non-diversified fund.

4.   To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof.

The Board of Directors or Trustees (the “Board”) of each Fund recommends that you vote “FOR” proposals 1 – 3.

The proposed business cannot be conducted for a Fund at its Shareholder Meeting unless the required quorum of shares of the Fund outstanding on August 28, 2025 (the “Record Date”) is present in person or by proxy. Therefore, please cast your vote online or by phone or mark, sign, date and return the enclosed proxy card(s) as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Fund’s Shareholder Meeting and any adjournments or postponements thereof.

This notice and the accompanying proxy material are first being sent to shareholders on or about [DATE], 2025.

By order of the Boards of the Funds,

Jennifer L. Butler Secretary	Courtney R. Taylor Secretary
Julie E. Lawton Secretary	Michael R. Tom Secretary

You are invited to attend the Shareholder Meetings in person. However, you may vote prior to the Shareholder Meetings online, by phone or by returning your completed proxy card(s). Your vote is important no matter how many shares you owned on the Record Date.

Important

You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by accessing the Internet website as described in the enclosed proxy card(s) or meeting notice(s); (b) by calling the toll-free number as described in the enclosed proxy card(s) or meeting notice(s); or (c) by signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

JOINT PROXY STATEMENT

TABLE OF CONTENTS

Page
Fund Abbreviations	2
Part I – The Proposals
Proposal 1 – To elect Board members of the Funds	4
Proposal 2 – To approve the proposed amendment of the Investment Advisory and Service Agreement to modify the investment advisory and service fee schedule for each of American Funds Mortgage Fund, American High-Income Trust, The Bond Fund of America, U.S. Government Securities Fund, Intermediate Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, and. American Funds Tax-Exempt Fund of New York	9
Proposal 3 – To approve the proposed change to the diversification classification for American Funds Tax-Exempt Fund of New York from a diversified to a non-diversified registered investment company	14
Part II
Additional Information about the Funds	16
Audit Committee	17
Further Information About Voting and the Shareholder Meetings	18
EXHIBITS
Exhibit A – Series and Included Fund(s)
Exhibit B – Form of Nominating and Governance Committee Charter
APPENDICES
Appendix 1 – Board Member and Nominee Information
Appendix 2 – Board and Committee Meetings; Committee Composition
Appendix 3 – Board Member Compensation and Fund Ownership
Appendix 4 – Executive Officers
Appendix 5 – Total Shares Outstanding
Appendix 6 – Principal Beneficial Holders
Appendix 7 – Independent Auditors and Related Fees
Appendix 8 – Comparison of Current and Proposed Advisory Fee Schedules
Appendix 9 – Advisory Fee Information
Appendix 10 – Expense Ratio Analysis

Throughout this Joint Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each Fund. A list of the Funds and abbreviations used for each Fund in this Joint Proxy Statement is set forth in the table below.

Fund Abbreviations

Name of Fund	Abbreviation
AMCAP Fund	AMCAP
American Balanced Fund	AMBAL
American Funds College Target Date Series	AFCTD
American Funds Corporate Bond Fund	CBF
American Funds Developing World Growth and Income Fund	DWGI
American Funds Emerging Markets Bond Fund	EMBF
American Funds Fundamental Investors	FI
American Funds Global Balanced Fund	GBAL
American Funds Global Insight Fund	GIF
American Funds Inflation Linked Bond Fund	ILBF
American Funds International Vantage Fund	IVE
American Funds Mortgage Fund	AFMF
American Funds Multi-Sector Income Fund	MSI
American Funds Portfolio Series	AFPS
American Funds Retirement Income Portfolio Series	AFRIS
American Funds Short-Term Tax-Exempt Bond Fund	STEX
American Funds Strategic Bond Fund	SBF
American Funds Target Date Retirement Series	AFTD
American Funds Tax-Exempt Fund of New York	TEFNY
American Funds U.S. Government Money Market Fund	MMF
American High-Income Municipal Bond Fund	AHIM
American High-Income Trust	AHIT
American Mutual Fund	AMF
The Bond Fund of America	BFA
Capital Group Central Fund Series	CCF
Capital Group Central Fund Series II	CCBF
Capital Group Completion Fund Series	CGCF
Capital Group Conservative Equity ETF	CGCV
Capital Group Core Balanced ETF	CGBL
Capital Group Core Equity ETF	CGUS
Capital Group Dividend Growers ETF	CGDG
Capital Group Dividend Value ETF	CGDV
Capital Group Fixed Income ETF Trust	CGFIT
Capital Group Global Equity ETF	CGGE
Capital Group Global Growth Equity ETF	CGGO
Capital Group Growth ETF	CGGR
Capital Group International Core Equity ETF	CGIC
Capital Group International Equity ETF	CGIE
Capital Group International Focus Equity ETF	CGXU
Capital Group New Geography Equity ETF	CGNG
Capital Group Private Client Services Funds	CGPCS
Capital Group U.S. Equity Fund	CAPUSE

Name of Fund	Abbreviation
Capital Income Builder	CIB
Capital World Bond Fund	WBF
Capital World Growth and Income Fund	WGI
Emerging Markets Equities Fund, Inc.	EMEF
EUPAC Fund	EUPAC
The Growth Fund of America	GFA
The Income Fund of America	IFA
Intermediate Bond Fund of America	IBFA
International Growth and Income Fund	IGI
The Investment Company of America	ICA
Limited Term Tax-Exempt Bond Fund of America	LTEX
The New Economy Fund	NEF
New Perspective Fund	NPF
New World Fund, Inc.	NWF
Short-Term Bond Fund of America	STBF
SMALLCAP World Fund, Inc.	SCWF
The Tax-Exempt Bond Fund of America	TEBF
The Tax-Exempt Fund of California	TEFCA
U.S. Government Securities Fund	GVT
Washington Mutual Investors Fund	WMIF

With the exception of EUPAC, which is a Massachusetts business trust, and EMEF, NWF and SCWF, which are Maryland corporations, each of the Funds is a Delaware statutory trust or a series of a Delaware statutory trust.

PART I — THE PROPOSALS

Shareholders of each Fund will vote separately to elect Board members of that Fund, except where there are multiple Funds in a series. Shareholders of the Funds listed on Exhibit A will vote together to elect Board members of that series.

Shareholders of each applicable Fund will vote separately on proposals 2 and 3. The successful passage of a proposal as to any Fund is not conditioned on the approval of the proposal by the shareholders of any other Fund.

PROPOSAL 1: TO ELECT BOARD MEMBERS

The purpose of the proposal is to elect members of the Board of directors/trustees (the “Board”) for each of the Funds. You are being asked to vote for the election of directors or trustees for your Fund(s).

It is intended that proxies will be voted for all nominees (the “nominees”) listed below for the applicable Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, each nominee’s term in office will commence on January 1, 2026, and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the applicable Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the applicable Board.

Pertinent information about each of the nominees, including information relating to the experience, attributes and skills relevant to the nominee’s qualifications to serve on the Board, is set forth in Appendix 1. Following is the list of nominees and the Fund(s) for which he or she is standing for election.

Independent Board Members[1]	Funds for which Board Member is being nominated
Gina F. Adams	AMBAL, CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, Fixed Income Funds[2], GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Charles E. Andrews	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Joseph J. Bonner	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Michael C. Camuñez	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Vanessa C. L. Chang	AFCTD, AFPS, AFRIS, AFTD, AMBAL, CGBL, CGDV, CGIC, CGGO, CGGR, CGNG, CGUS, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Francisco G. Cigarroa	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
Cecilia V. Estolano	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Nariman Farvardin	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]

Independent Board Members[1]	Funds for which Board Member is being nominated
Jennifer C. Feikin	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
John G. Freund	AFCTD, AFPS, AFRIS, AFTD, AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Pablo R. González Guajardo	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Yvonne L. Greenstreet	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Pedro J. Greer, Jr.	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Leslie Stone Heisz	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
Merit E. Janow	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGFIT, CGGE, CGIE, CIB, EMEF, Fixed Income Funds[2], GBAL, GIF, ICA, IVE, NEF, WGI
William D. Jones	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Martin E. Koehler	AMBAL, CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, Fixed Income Funds[2], GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Earl Lewis, Jr.	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Sharon I. Meers	AFCTD, AFPS, AFRIS, AFTD, AMBAL, CGBL, CGDV, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Pascal Millaire	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Benjamin Miller	CGFIT, Fixed Income Funds[2]
William I. Miller	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Josette Sheeran	AMBAL, CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, Fixed Income Funds[2], GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Kenneth M. Simril	AFCTD, AFPS, AFRIS, AFTD, AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Margaret Spellings	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
Christopher E. Stone	AFCTD, AFPS, AFRIS, AFTD, AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Alexandra Trower	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
Kathy J. Williams	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI

Independent Board Members[1]	Funds for which Board Member is being nominated
Paul S. Williams	AFCTD, AFPS, AFRIS, AFTD, CGFIT, CGGO, CGGR, CGUS, Fixed Income Funds[2]
Amy Zegart	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Interested Board Members[3]	Funds for which Board Member is being nominated
Pramod Atluri	CGFIT, Fixed Income Funds[2]
Christopher D. Buchbinder	AFCTD, AFPS, AFRIS, AFTD, CGGO, CGGR, CGUS
Noriko Honda Chen	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Mathews Cherian	AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI
Bradford F. Freer	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
Anne-Marie Peterson	AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF
William L. Robbins	AFCTD, AFPS, AFRIS, AFTD, CGGO, CGGR, CGUS
Courtney K. Wolf	CGFIT, Fixed Income Funds[2]

1   The term “independent” Board member refers to a Board member who is not an “interested person” of the Fund within the meaning of the 1940 Act. Each “independent” Board nominee was nominated by the applicable Fund’s current “independent” Board members.

2   Fixed Income Funds are AFMF, AHIM, AHIT, BFA, CBF, CCBF, CCF, CGCF, CGPCS, EMBF, GVT, IBFA, ILBF, LTEX, MMF, MSI, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF.

3   Board member affiliated with CRMC or its affiliates.

Mary Davis Holt is planning to retire from the Boards of AFCTD, AFPS, AFRIS, AFTD, Fixed Income Funds and WMIF at the end of 2025. She will remain on the Boards until her retirement and will not stand for election at the upcoming Shareholder Meetings, but her retirement may be delayed if for any reason her successor on any Board is not elected and qualified.

As part of a broader effort to update board oversight and fund operations, the following current independent Board members (defined above) will continue to serve the fund complex but will not stand for election to the certain Funds’ Boards, as listed below: Vanessa C. L. Chang (CGCV, CGDG, CGFIT, CGGE, CGIE), Nariman Farvardin (AMBAL, DWGI, IFA, IGI and WMIF), Jennifer C. Feikin (CGBL, CGCV, CGDG, CGDV, CGGE, CGIC, CGIE, CGNG, CGXU), John G. Freund (FI, GFA, SCWF), Pablo R. González Guajardo (CGBL, CGDV, CGFIT, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, EUPAC, NPF, NWF), Leslie Stone Heisz (CGBL, CGCV, CGDG, CGDV, CGGE, CGIC, CGIE, CGNG, CGXU), Merit E. Janow (AFCTD, AFPS, AFRIS, AFTD), William D. Jones (AMBAL, CGBL, CGDV, CGFIT, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, DWGI, IFA, IGI, WMIF), Kenneth M. Simril (FI, GFA, SCWF), Margaret Spellings (AMBAL, DWGI, IFA, IGI, WMIF), Christopher E. Stone (EUPAC, FI, GFA, NPF, NWF, SCWF) and Amy Zegart (EUPAC, NPF, NWF).

The following current interested Board member (defined above) will continue to serve the fund complex but will not stand for election to the Boards of the Funds listed below: William L. Robbins (AMCAP, AMF, CAPUSE, CGBL, CGCV, CGDG, CGDV, CGGE, CGIC, CGIE, CGFIT, CGNG, CGXU, EMEF, GBAL, ICA).

Pertinent information about each of these Board members is included in Appendix 1.

Shareholder Approval

Approval for each Fund (other than EUPAC and EMEF) requires the affirmative vote of a plurality of votes cast by shareholders of such Fund at a Shareholder Meeting at which a quorum is present. See the section of this Joint Proxy Statement captioned “Method of tabulation” for more information regarding the plurality voting standard. Approval for EUPAC and EMEF requires the affirmative vote of a majority of votes cast by shareholders of such Fund at a Shareholder Meeting at which a quorum is present. Shareholders of the Funds listed on Exhibit A will vote together to elect members of the Board of that series, and the quorum requirement and plurality voting standard apply to the Funds of that series together.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR YOUR FUND(S).

PROXIES WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES, UNLESS OTHERWISE SPECIFIED.

Board leadership structure

Each Board is led by an independent chair who is not an “interested person” of the Fund under the 1940 Act. The Boards believe that having an independent chair helps with oversight and allows the Boards to operate more effectively. The role of the independent chair includes leading Board meetings, setting schedules and agendas, running executive sessions with the other independent Board members, facilitating communication with committee chairs, and being the main independent Board member contact for Fund management and legal counsel.

Board role in risk oversight

The operations of each Fund are supervised by its Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of each Fund, including risk management, is the responsibility of the Fund’s contractual service providers, including the Advisers, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Fund’s operations, including the processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Boards oversee the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Boards receive reports regarding the operations of a Fund’s service providers, including relevant risks. For example, the Boards receive reports from investment professionals regarding risks related to a Fund’s investments and trading. The Boards also receive compliance reports from the chief compliance officers of the Funds and Advisers addressing certain areas of risk.

As described below, each Board has three standing committees comprised entirely of independent Board members: an audit committee (“AC”), a contracts committee (“KC“) and a nominating and governance committee (“NGC”). Those committees, as well as joint committees of independent Board members of the Funds, also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s objectives. As a result of the foregoing and other factors, the ability of the Funds’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

Each Board committee member was an independent Board member during such Fund’s most recent fiscal year. Committee memberships are set forth in Appendix 2. If the nominees are elected, each Board may reconstitute its committees with independent Board members.

The AC provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers and acts as a liaison between the Fund’s independent registered public accounting firm and its full Board.

Each Fund’s KC is composed of all the Board’s independent Board members. The KC’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its Adviser or the Adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Fund may enter into, renew or continue, and to make recommendations to the Fund’s full Board on these matters.

Each Fund has a NGC composed of certain independent Board members. The NGC operates under a written charter, a form of which is set forth in Exhibit B. The NGC periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant matters, and recommends any appropriate changes to the full Board. The NGC also coordinates annual self-assessments of each Fund’s Board and evaluates, selects and nominates independent Board members to the full Board. While the NGC of each Fund normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the NGC of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the NGC (see also the section of this Joint Proxy Statement titled “Shareholder Proposals”).

Board member compensation and Fund ownership

Compensation paid to each independent Board member for the Fund(s) he or she oversees as a Board member, during the most recent fiscal year for each Fund, is set forth in Appendix 3. The value of Fund shares owned by each Board member or nominee in the Fund(s) he or she oversees, or would oversee if elected, as of June 30, 2025, is also set forth in Appendix 3. No compensation is paid by the Funds to any Board member who is affiliated with the Adviser. No pension or retirement benefits are accrued to any nominee as part of Fund expenses.

Other officers

Set forth in Appendix 4 are the executive officers of each Fund as of the date of this Joint Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly appointed.

No officer, director or employee of CRMC or CIInc receives any remuneration from any Fund.

Board correspondence

The Funds do not hold annual meetings of shareholders and, therefore, do not have a policy with regard to Board member attendance at such meetings. If a shareholder wishes to send a communication to any of the Boards, or to a specified Board member, the communication should be submitted in writing to the Secretary of the applicable Fund(s) at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

PROPOSAL 2: TO APPROVE INVESTMENT ADVISORY AND SERVICE AGREEMENT AMENDMENTS TO MODIFY THE INVESTMENT ADVISORY AND SERVICE FEE SCHEDULE FOR EACH OF AMERICAN FUNDS MORTGAGE FUND, AMERICAN HIGH-INCOME TRUST, THE BOND FUND OF AMERICA, U.S. GOVERNMENT SECURITIES FUND, INTERMEDIATE BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA, THE TAX-EXEMPT BOND FUND OF AMERICA, THE TAX-EXEMPT FUND OF CALIFORNIA, AND AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK.

Introduction

The purpose of the proposal is for shareholders of each Fund named in this proposal to approve the implementation of proposed changes to the Fund’s advisory fee structure to remove the income component of the fee structure and implement an asset-only advisory fee schedule as set forth in Appendix 8.

Currently, each Fund named in this proposal has an advisory fee structure in place where the advisory fee has both an asset-based component, which is calculated based on the Fund’s average daily net assets, and an income component, which is calculated based on the Fund’s monthly gross income for the preceding month (the “Income Portion”). The Income Portion of each Fund’s advisory fee is explained more fully below under “Description of Current Advisory Agreement”. Most mutual funds have simpler fee structures in place and charge an advisory fee based only on the fund’s average daily net assets. The Income Portion is complicated and creates variability (sometimes significant) in the amount of the fees charged to a Fund, especially during dynamic interest rate environments. For example, when interest rates were very low during the COVID-19 pandemic, the Funds’ advisory fees were lower, but began to rise when interest rates rose. In the current yield environment, for Funds that have an Income Portion, advisory fees have increased, as reflected in Appendix 9. In some cases, the Adviser has voluntarily waived a portion of the increase in fees to mitigate the impact. Each Fund’s Board and Adviser believes that removing the Income Portion of the advisory fee and implementing an asset-only advisory fee structure for these Funds will provide a certain amount of stability and consistency of pricing for shareholders, and will potentially make the Funds more marketable among their peers, which could result in an overall increase in assets.

Shareholders of each Fund should consider the benefits to CRMC if they approve the proposal. For example, the proposed changes to certain Funds’ advisory fee structures will, under certain circumstances for AHIT and TEBF, result in a Fund paying higher advisory fees than it pays under its current fee structure.

Furthermore, if the Funds’ assets grow, CRMC will receive more in advisory fees, because the overall average daily net assets on which CRMC will collect advisory fees will be greater.

Shareholders of each Fund should also consider the potential benefits to the Funds if the proposal is approved. Specifically, if the Funds’ assets grow, shareholders may benefit from efficiencies, as well as reduced overall expenses. Shareholders should note, however, that there is no guarantee such efficiencies will be realized or overall expenses reduced.

Information Regarding Capital Research and Management Company

CRMC, an experienced investment management organization founded in 1931, serves as the investment adviser to the Funds and, as of June 30, 2025, had more than $3.0 trillion in assets under management. CRMC is a corporation organized under the laws of the state of Delaware and is a wholly owned subsidiary of The Capital Group Companies, Inc. The address of CRMC and The Capital Group Companies, Inc. is 333 South Hope Street, Los Angeles, California 90071.

CRMC manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors, and asset allocation portfolios through its solutions division, Capital Solutions Group. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

Information about CRMC’s principal executive officers as well as each trustee or officer of a Fund who is an officer, employee, director or shareholder of CRMC is set forth in Appendix 4.

Description of Current Advisory Agreement

Each Fund currently has an investment advisory agreement dated as of the date set forth in the table below (as amended and restated to date, the “Current Advisory Agreement”) with CRMC. The term of the Current Advisory Agreement expires on the date set forth in the table below. The Board, including a majority of independent Board members, last approved the continuation of the Current Advisory Agreement on the date set forth in the table below. The Current Advisory Agreement was last approved by the Fund’s shareholders effective as of the date set forth in the table below.

Fund	Date of Current Advisory Agreement	Expiration Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Board	Date Current Advisory Agreement Last Approved by Shareholders
AFMF	5/1/2022	4/30/2026	3/3/2025	10/26/2010
AHIM	5/1/2022	4/30/2026	3/3/2025	11/24/2009
AHIT	5/1/2023	4/30/2026	3/3/2025	11/24/2009
BFA	5/1/2021	4/30/2026	3/3/2025	11/24/2009
GVT	5/1/2023	4/30/2026	3/3/2025	11/24/2009
IBFA	5/1/2021	4/30/2026	3/3/2025	11/24/2009
LTEX	5/1/2022	4/30/2026	3/3/2025	11/24/2009
TEBF	5/1/2020	4/30/2026	3/3/2025	11/24/2009
TEFCA	5/1/2022	4/30/2026	3/3/2025	11/24/2009
TEFNY	5/1/2022	4/30/2026	3/3/2025	10/26/2010

Under the Current Advisory Agreement, CRMC is responsible for providing a continuous investment program for each Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets.

In consideration of the services provided by CRMC under the Current Advisory Agreements, the Funds pay CRMC a fee that is composed of a Base Fee (defined below) and an Income Portion.

Base Fee. The base fee is calculated and accrued daily, at the annualized rate of each Fund’s average daily net assets as set forth in Appendix 8 (“Base Fee”).

Income Portion. The Income Portion is calculated from the Fund’s monthly gross income for the preceding month. The Income Portion accrues daily, and “gross income” for this purpose is determined in the same manner as gross income is determined for and reported in financial statements and does not include gains or losses from the sale of securities.

Description of Advisory Agreement Amendment

The proposed amendment to the advisory agreement between CRMC and each Fund (the “Advisory Agreement Amendment”) makes no changes to the Current Advisory Agreement, with the exception of changing the date of effectiveness and the advisory fee rate for each Fund and removing the Income Portion of the advisory fee.

Additionally, there are no differences in CRMC’s obligations to the Funds imposed by the Advisory Agreement Amendment. Accordingly, the Advisory Agreement Amendment would not result in any material changes to the nature, extent or quality of services provided by CRMC to any Fund. If the proposal is not approved by shareholders of a certain Fund, the applicable Fund’s existing advisory agreement and fee structure will remain in effect. If shareholders of each Fund approve the proposal applicable to that Fund at the Shareholder Meeting, the fee changes will be effective no sooner than March 1, 2026. Until that time, the Funds will be charged fee rates consistent with the Current Advisory Agreements. The Advisory Agreement Amendment’s initial term will last until the Fund’s Current Advisory Agreement is set to expire and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The proposed advisory fee rates under the Advisory Agreement Amendment are set forth in Appendix 8.

Appendix 9 is a comparison of the advisory fees each Fund paid for the previous three prospectus filings, and proposed advisory fees each Fund would have paid at June 30, 2025, applied to the 12-month average daily net assets. Appendix 9 also provides the ranking of each Fund against advisory fees of similar funds, excluding funds of funds, in its peer group assuming the new advisory fee is in place, as well as comparative data showing examples of the highest and lowest advisory fees for each Fund over market environments of the prior twenty fiscal years, which included a variety of different market environments.

Additionally, Appendix 10 includes a comparison of each Fund’s annual operating expenses for the fiscal year 2024 and hypothetical annual operating expenses for each Fund if the new asset-based-only advisory fee would have been in place. As shown in Appendix 10, the actual gross advisory fees paid to CRMC for each Fund for the fiscal year 2024 may vary significantly when compared to a hypothetical example of the amount of fees that would have been paid during this period had the Advisory Agreement Amendment been in effect. This is because the Income Portion is tied to the income generated by each Fund.

Board Considerations Regarding Advisory Agreement Amendment

At a meeting held on June 12, 2025 (the “Contracts Committee Meeting”), the KC reviewed and approved the Advisory Agreement Amendment, on behalf of each Fund, and recommended the Advisory Agreement Amendment to the Board. At meetings held on March 3, 2025, and June 12, 2025, the Board, including a majority of the independent Board members, reviewed and, in the exercise of its business judgment, approved the Advisory Agreement Amendment, on behalf of each Fund. The Board also recommended that shareholders of each Fund approve the Advisory Agreement Amendment. The independent Board members received advice from, and met separately with, independent Board member counsel in considering whether to approve the Advisory Agreement Amendments. The Board considered the information provided about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the approval of the Advisory Agreement Amendments, the Board reviewed and considered information provided by CRMC at the Contracts Committee Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to CRMC by independent Board member counsel on behalf of the independent Board members.

In approving the Advisory Agreement Amendment, the Board, including a majority of the independent Board members, determined that the terms of the Advisory Agreement Amendment are fair and reasonable in relation to the services provided, and that the Advisory Agreement Amendment is in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination. The Board did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each Board member did not necessarily attribute the same weight to each factor.

•   The Board noted its review and consideration of the information provided by CRMC, including the performance results of the Funds, in connection with the annual contract renewal process at a meeting in December 2024.

•   The Board considered a form of the Advisory Agreement Amendment for each Fund and noted that the Advisory Agreement Amendment did not change any of the terms and conditions of the Current Advisory Agreement other than the fee schedule for the Fund and the date of the contract.

•   The Board noted that except for the change in advisory fee for each Fund, the Advisory Agreement Amendment would result in no change or diminution in the nature, extent, or quality of services provided by CRMC to the Fund, and that the Fund’s current portfolio managers would continue to manage the Fund.

•   The Board also reviewed CRMC’s rationale for the changes to the advisory fee structure, including that (i) the Income Portion is more complicated than the asset-based advisory fee proposed in the Advisory Agreement Amendment and that the Funds’ advisory fees had increased in the current interest rate environment; and (ii) the proposed change in investment advisory fees is intended to provide a certain amount of stability and consistency of pricing for shareholders and will potentially make the Funds more marketable among their peers.

•   The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including advisory fees and operating expenses under the Current Advisory Agreement and the Advisory Agreement Amendment. The Board reviewed and considered the actual advisory fees paid to CRMC by each Fund for the prior ten fiscal years as compared to a hypothetical example of the advisory fees that would have been paid during such periods had the Advisory Agreement Amendment been in effect. The Board then reviewed expense tables comparing each Fund’s annual operating expenses based on total annual fund operating expenses for the fiscal year 2024 and pro forma expenses showing these same expenses adjusted for the change in the advisory fee under the Advisory Agreement Amendment. The Board compared the advisory fees and total expense levels of each Fund to those of other relevant funds. The Board noted that the information showed that for certain Funds, the advisory fee for fiscal year 2024 would have been higher using the proposed advisory fee, but nonetheless determined that the terms of the Advisory Agreement Amendment are fair and reasonable in relation to the services provided.

•   The Board considered management’s explanation of how management arrived at the proposed advisory fees for each Fund based on the Fund’s average daily net assets. The Board noted that the proposed advisory fees would generally position each Fund within the lowest three deciles (which are the most favorable) of advisory fees of comparable funds included in the Fund’s Morningstar category as of June 30, 2025.

The Board reviewed and considered information regarding the estimated impact of the proposed advisory fees to CRMC’s profitability. The Board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The Board further considered the breakpoint discounts in each Fund’s proposed advisory fee schedule and CRMC’s sharing of potential economies of scale, or efficiencies, through the breakpoints. The Board also took into account the voluntary fee waiver agreement between CRMC and each Fund, as well as the fact that CRMC had been reimbursing certain expenses of each Fund since each Fund’s inception. The Board and the committee concluded that each Fund’s proposed advisory fee schedule reflected a reasonable sharing of benefits between CRMC and the Fund’s shareholders.

•   The Board noted management’s belief that removing the Income Portion and implementing an advisory fee based on average daily net assets for each Fund will potentially increase the marketability of the Funds, which could result in an overall increase in assets. The Board further noted that if the Funds’ assets grow, then shareholders may benefit from efficiencies, as well as reduced overall expenses. The Board considered CRMC’s statement, but noted, however, that there is no guarantee that such efficiencies will be realized or overall expenses reduced.

•   The Board considered the approval of the KC of the Advisory Agreement Amendment and such committee’s recommendation to the Board.

•   The Board noted the length of time CRMC had provided services as an Adviser to each Fund, and the reasons why CRMC believes that seeking shareholder approval of the Advisory Agreement Amendment at the current time is reasonable and in the best interests of each Fund and its shareholders.

•   The Board took into account CRMC’s overall marketing strategy for the American Funds, including how the Funds fit into that strategy currently and going forward, including with respect to possible new products.

Shareholder Approval

Approval of the proposal as to a Fund will require the affirmative vote of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Shareholder Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

IF APPLICABLE TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PROPOSAL 3: TO APPROVE A CHANGE IN AMERICAN FUNDS TAX-EXEMPT FUND OF NEW YORK’S CLASSIFICATION FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND.

Background and Description of the Proposal

The 1940 Act requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

TEFNY is currently classified as a diversified fund. Shareholders are being asked to approve a change in TEFNY’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. CRMC, TEFNY’s investment adviser, believes that changing the Fund’s classification to non-diversified will benefit the Fund by giving it the flexibility to hold larger positions in certain issuers. With respect to TEFNY’s investment universe, the New York municipal market is generally a high-quality market, with few issuers. Accordingly, CRMC believes that this change will better allow the Fund to take more meaningful positions in the securities of issuers that express the Adviser’s highest convictions. In addition, according to data available on Morningstar, as of July 31, 2025, a majority of the New York tax-exempt registered funds were non-diversified.

If TEFNY concentrates its investments in fewer issuers, it becomes more vulnerable to negative developments affecting those issuers. A larger allocation to any single issuer increases the risk of loss and share price volatility, since adverse circumstances or events impacting that issuer could lead to greater losses than if assets were spread across more issuers.

Other than the change in TEFNY’s classification from diversified to non-diversified, CRMC does not propose or anticipate any material changes in the management of the Fund if the proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, TEFNY is (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (the “Tax Code”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, CRMC has no current intention of investing in the securities of any single issuer beyond the Tax Code limits. Like the 1940 Act limits, the Tax Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

The Board met on June 12, 2025 and unanimously approved the proposal. In its decision, the Board considered CRMC’s view that changing TEFNY to a non-diversified fund would provide flexibility to invest more meaningfully in select issuers. The Board also noted the increased risk of concentrating assets but accepted CRMC’s position that these risks are justified by potential benefits. If TEFNY shareholders approve the proposal, the change in the Fund’s classification to non-diversified will become effective once its registration statement is updated to reflect this change. If the proposal is not approved, the Fund will remain diversified under its current policy.

Shareholder Approval

Approval of the proposal will require the affirmative vote of a majority of the outstanding voting securities of TEFNY, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Shareholder Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Shareholder Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

IF APPLICABLE TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PART II

ADDITIONAL INFORMATION ABOUT THE FUNDS

THE INVESTMENT ADVISERS. CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to each Fund (except EMEF). CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, CA 90071. CRMC manages the investment portfolios and business affairs of each Fund (except EMEF) pursuant to an Investment Advisory and Service Agreement with the Fund.

CIInc is an indirect, wholly owned subsidiary of CRMC and is located at 333 South Hope Street, Los Angeles, CA 90071. CIInc serves as the investment adviser to EMEF.

THE UNDERWRITER. Capital Client Group, Inc., a wholly owned subsidiary of CRMC, is the principal underwriter of the Funds’ shares. Capital Client Group, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 N. Meridian Street, Indianapolis, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; and 444 W. Lake Street, Suite 4600, Chicago, IL 60606.

THE TRANSFER AGENTS. American Funds Service Company, a wholly owned subsidiary of CRMC, maintains the records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions for each Fund (except the Capital Group exchange-traded funds). The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company, or its affiliates, and the third parties receive compensation in accordance with the terms of such agreements.

State Street Bank and Trust Company acts as transfer agent and dividend disbursing agent for the Capital Group exchange-traded funds. Under the terms of the administration agreement, State Street Bank and Trust Company provides necessary administrative, legal, tax and accounting, regulatory and financial reporting services for the maintenance and operations of the Funds. The principal office of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111.

THE CUSTODIANS. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the custodian for the cash and securities of AFCTD, AFMF, AFRIS, CAPUSE, CBF, CCBF, CGBL, CGFIT, CGCV, CGDG, CGDV, CGGE, CGIC, CGIE, CGGO, CGGR, CGNG, CGPCS, CGUS, CGXU, DWGI, FI, GFA, GIF, ILBF, IVE, MSI, NEF, SCWF and TEFNY. JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017, is the custodian for the cash and securities of each of the other Funds.

OTHER MATTERS. Each Fund’s last audited financial statements and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the Secretary of the Fund at 333 South Hope Street, Los Angeles, CA 90071 or by calling American Funds Service Company, toll free, at (800) 421-4225.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this Joint Proxy Statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Joint Proxy Statement to a shareholder at a shared address. Please call American Funds Service Company at (800) 421-4225 or write to the Secretary of the Fund at 333 South Hope Street, Los Angeles, CA 90071 if you would like to (1) receive a separate copy of this Joint Proxy Statement; (2) receive annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of each Fund as of June 30, 2025 are set forth in Appendix 5.

Each Fund’s shareholders who are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2025 are set forth in Appendix 6.

As of June 30, 2025, the officers and Board members of each Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of such Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Each Fund’s AC acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”). The AC of each Fund is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The members of each Fund’s AC, all of whom are independent Board members, are indicated in Appendix 2.

SELECTION OF AUDITORS. The AC and the Board of each Fund have selected either Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as indicated in Appendix 7, as auditors of such Fund for the current fiscal year. The Funds do not expect representatives of D&T or PwC to be present at the Shareholder Meetings; however, representatives of D&T and/or PwC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to D&T or PwC by each Fund for professional services rendered for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements for the Fund’s last two fiscal years are set forth in Appendix 7.

AUDIT-RELATED FEES. The aggregate fees paid to D&T or PwC by each Fund for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements for the Fund’s last two fiscal years and not reported under “Audit Fees” above are set forth in Appendix 7.

TAX FEES. The aggregate fees paid to D&T or PwC by each Fund for tax compliance, tax advice or tax planning services (“tax services”) rendered by D&T or PwC to a Fund for that Fund’s last two fiscal years are set forth in Appendix 7. The tax services for which these fees were paid related to the preparation of the Fund’s tax returns.

ALL OTHER FEES. The Funds did not pay any fees for products or services provided by D&T or PwC to the Funds, other than those reported above, for each Fund’s last two fiscal years.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to D&T or PwC by each Fund for non-audit services provided to such Fund, to the Adviser and to any entity controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund for each Fund’s last two fiscal years are set forth in Appendix 7.

The AC of each Fund has determined that the provision of such non-audit services, including tax-related services, to the Adviser and to any entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund is compatible with maintaining D&T’s or PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The AC of each Fund has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by D&T or PwC be pre-approved by the AC. The AC of each Fund has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the AC Chair, provided the AC Chair reports such matters to the full AC at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETINGS

SOLICITATION OF PROXIES. Your vote is being solicited by, and on behalf of, the Board members of each Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds have engaged Computershare, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If your Fund does not receive your proxy by a certain time, you may receive a telephone call from Computershare asking you to vote. In any case, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable state telemarketing laws. The Fund does not reimburse Board members and officers of the Fund or regular employees and agents of CRMC involved in the solicitation of proxies. The Funds will pay all costs associated with the solicitation and the Shareholder Meetings. Such costs will be allocated among the Funds.

VOTING BY BROKER-DEALERS. The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. When these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation material, the Funds understand that broker-dealers have authority under applicable stock exchange rules to cast votes on certain “routine” matters. Proposal 1 is considered a routine matter. Proposals 2 and -3 are considered non-routine matters.

QUORUM. With respect to proposal 1, holders of a majority of the outstanding shares of EUPAC and holders of one-third of the outstanding shares of every other Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the proposal with respect to that Fund.

With respect to proposals 2 and 3, holders of one-third of the outstanding shares of each Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the proposal with respect to that Fund.

With respect to proposals 1-3, proxies returned with respect to shares over which broker-dealers have discretionary voting power, shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxy instructions reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHOD OF TABULATION. With respect to proposal 1, except for EUPAC and EMEF, approval of the proposal as to each Fund requires the affirmative vote of a plurality of the votes cast in person or by proxy at the applicable Shareholder Meeting. Shareholders of the Funds listed on Exhibit A will vote together to elect members of the Board of that series, and the plurality voting standard applies to the Funds in that series together. It is expected that, as to each of these Funds that has a plurality voting standard, the proposal will be approved and each nominee to the respective Board will be elected. Under a plurality voting standard, the nominee receiving the greatest number of affirmative votes will be elected for the board seat for which he or she has been nominated, regardless of whether the nominee receives a majority of the votes cast. In other words, a majority of a Fund’s shareholders could withhold approval of a nominee’s election, but, so long as a quorum is present, the nominee could be elected with a single “FOR” vote. Because a single nominee has been nominated for each available Board seat and because each nominee is running unopposed, provided a quorum is present, each nominee for each Fund that has a plurality voting standard is expected to be elected.

With respect to proposal 1 for EUPAC and EMEF, approval of the proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting of the Fund.

With respect to proposals 2 and 3, if a quorum is present at the shareholder meeting, approval of the proposal will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Shareholder Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy at the Shareholder Meeting, or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on the proposals, as applicable.

Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings for purposes of determining the existence of a quorum, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal 1, but will have the effect of votes against Proposals 2 and 3. Proxy cards that are signed and dated, but not completed, will be voted “FOR” each of the proposals.

ADJOURNMENT. With respect to any Fund, whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time. For each Fund (other than EMEF, EUPAC, NWF and SCWF), the Shareholder Meeting may also be adjourned to another date and time by, or upon the authority of, the Chairman of the Board or the Board members of the Fund. For EMEF, EUPAC, NWF and SCWF, the Shareholder Meeting may also be adjourned to another date, time or place by the Chairman of the meeting. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve the proposal or for any other reason consistent with applicable laws and the Fund’s charter, bylaws or other governing documents, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Fund did not have timely notice.

SHAREHOLDER PROPOSALS. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the Fund’s office at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a shareholder meeting only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again — online, with your proxy card, or by phone. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, CA 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS. No business other than the matters described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of a Shareholder Meeting, the persons designated as proxies will vote on such matters in accordance with the views of management.

EXHIBITS AND APPENDICES

EXHIBITS
Exhibit A — Series and Included Fund(s)	A-1
Exhibit B — Form of Nominating and Governance Committee Charter.	B-1
APPENDICES
Appendix 1 — Board Member and Nominee Information	1-1
Appendix 2 — Board and Committee Meetings; Committee Composition	2-1
Appendix 3 — Board Member Compensation and Fund Ownership	3-1
Appendix 4 — Executive Officers	4-1
Appendix 5 — Total Shares Outstanding	5-1
Appendix 6 — Principal Beneficial Holders	6-1
Appendix 7 — Independent Auditors and Related Fees	7-1
Appendix 8 — Comparison of Current and Proposed Advisory Fee Schedules	8-1
Appendix 9 — Advisory Fee Information	9-1
Appendix 10 — Expense Ratio Analysis	10-1

EXHIBIT A

Series and Included Funds

Abbreviation	Series name and included fund(s)
AFCTD	American Funds College Target Date Series
CTD27	American Funds College 2027 Fund
CTD30	American Funds College 2030 Fund
CTD33	American Funds College 2033 Fund
CTD36	American Funds College 2036 Fund
CTD39	American Funds College 2039 Fund
CTD42	American Funds College 2042 Fund
CTDEF	American Funds College Enrollment Fund

AFPS	American Funds Portfolio Series
PSCGI	Conservative Growth and Income Portfolio
PSG	Growth Portfolio
PSGG	Global Growth Portfolio
PSGI	Growth and Income Portfolio
PSMGI	Moderate Growth and Income Portfolio
PSP	Preservation Portfolio
PSTACGI	Tax-Aware Conservative Growth and Income Portfolio
PSTEP	Tax-Exempt Preservation Portfolio

AFRIS	American Funds Retirement Income Portfolio Series
RIC	American Funds Retirement Income Portfolio - Conservative
RIE	American Funds Retirement Income Portfolio - Enhanced
RIM	American Funds Retirement Income Portfolio - Moderate

AFTD	American Funds Target Date Retirement Series
TDF10	American Funds 2010 Target Date Retirement Fund
TDF15	American Funds 2015 Target Date Retirement Fund
TDF20	American Funds 2020 Target Date Retirement Fund
TDF25	American Funds 2025 Target Date Retirement Fund
TDF30	American Funds 2030 Target Date Retirement Fund
TDF35	American Funds 2035 Target Date Retirement Fund
TDF40	American Funds 2040 Target Date Retirement Fund
Abbreviation	Series name and included fund(s)
AFTD	American Funds Target Date Retirement Series (cont.)
TDF45	American Funds 2045 Target Date Retirement Fund
TDF50	American Funds 2050 Target Date Retirement Fund
TDF55	American Funds 2055 Target Date Retirement Fund
TDF60	American Funds 2060 Target Date Retirement Fund
TDF65	American Funds 2065 Target Date Retirement Fund
TDF70	American Funds 2070 Target Date Retirement Fund

CCF	Capital Group Central Fund Series
CCF	Capital Group Central Cash Fund

CCBF	Capital Group Central Fund Series II
CCBF	Capital Group Central Corporate Bond Fund

CGCF	Capital Group Completion Fund Series
CGCF	Capital Group Core Bond Completion Fund

CGFIT	Capital Group Fixed Income ETF Trust
CGCB	Capital Group Core Bond ETF
CGCP	Capital Group Core Plus Income ETF
CGHM	Capital Group Municipal High-Income ETF
CGHY	Capital Group High Yield Bond ETF
CGIB	Capital Group International Bond ETF (USD-Hedged)
CGMS	Capital Group U.S. Multi-Sector Income ETF
CGMU	Capital Group Municipal Income ETF
CGSD	Capital Group Short Duration Income ETF
CGSM	Capital Group Short Duration Municipal Income ETF
CGUI	Capital Group Ultra Short Income ETF

CGPCS	Capital Group Private Client Services Funds
CAPCAM	Capital Group California Core Municipal Fund
CAPCAS	Capital Group California Short-Term Municipal Fund

A-1

EXHIBIT B

FORM OF
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.      COMMITTEE ORGANIZATION

The Nominating and Governance Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Fund/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Fund/Trust under the Investment Company Act of 1940, and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund/Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Fund’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, officers of the Fund/Trust, representatives of CRMC, or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.    DUTIES AND RESPONSIBILITIES

The Committee will:

(a)   Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession matters.

(b)   Identify and recommend to the full Board for approval board member nominations.

(c)   Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.

(d)   Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of board members or raise concerns regarding potential conflicts of interest.

B-1

(e)   Make recommendations to the full Board concerning the appointment of the Chair and any Vice Chair of the Board and the appointment of independent board members to the Board’s committees and as Board committee chairs. The Committee will review terms of the Board Chair and committee chairs in accordance with the Board’s current policy, consider exceptions as needed, and make recommendations to the full Board.1

(f)   Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

(g)   Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.

(h)   Consider governance-related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.

III.     AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

IV.     POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)   Provide oversight and help facilitate the orientation of new independent board members. The Committee Chair may designate an experienced independent board member to assist, and be available to, a new independent board member during his or her first year of service on the Board.

(b)   Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and material and presentations, and, as appropriate, Board member attendance.

(c)   Periodically review and reassess the adequacy of this Charter and recommend to the full Board any changes deemed advisable.

____________

1     The Board’s current policy is that the independent Board chair and Board committee chairs shall serve terms of three years in length, which can be extended to a second three-year term, for a maximum of six years. In some instances there can be exceptions.

B-2

APPENDIX 1

Board Member and Nominee Information

Each Fund’s nominating and governance committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, the nominating and governance committee considers the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

Each Fund seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Fund’s Independent Board members draw in connection with their service, the following table summarizes key experience for each nominee.

These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements, and shall not be deemed to impose any greater responsibility or liability on any nominee, Board member or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Joint Proxy Statement.

1-1

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Independent Board Member[1]
Gina F. Adams 1958	Nominee: CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, EUPAC, FI, Fixed Income Funds3, GFA, NPF, NWF, SCWF Trustee: AMBAL (2022); DWGI (2022); IFA (2022); IGI (2022); WMIF (2019)	Executive Vice President, General Counsel and Secretary, FedEx Corporation (transportation/logistics company)	5	Entergy Corporation
Charles E. Andrews 1952	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF Trustee: WMIF (2013)	Business advisor and corporate board member; former Board Member and Advisor, MorganFranklin Consulting (business consulting and technology solutions)	1	Marriott Vacations Worldwide Corporation; NVR, Inc.; Trustar Bank
Joseph J. Bonner 1955	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, IFA, IGI, NPF, NWF, WMIF Trustee: FI (2019); GFA (2019) Director: SCWF (2019)	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Michael C. Camuñez 1969	Nominee: CGBL, CGDV, CGIC, CGNG, CGXU, EUPAC, FI, GFA, NPF, NWF, SCWF Director: AMBAL (2019); DWGI (2019); IFA (2019); IGI (2019); WMIF (2022)	President and CEO, Monarch Global Strategies LLC	5	Edison International/ Southern California Edison

1-2

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Vanessa C. L. Chang[5] 1952	Nominee: AFTD, AFPS, AFCTD, AFRIS, FI, GFA, SCWF, WMIF Chair of the Board: CGBL (2023); CGCV (2024); CGDG (2023); CGDV (2021); CGFIT (2021); CGGE (2024); CGGO (2021); CGGR (2021); CGIC (2024); CGIE (2023); CGNG (2024); CGUS (2021); CGXU (2021) Trustee: AMBAL (2012); DWGI (2013); EUPAC (2005); IFA (2012); IGI (2012); NPF (2000) Director: NWF (2005)	Former Director, EL & EL Investments (real estate)	32

Transocean Ltd. (offshore drilling contractor)

Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021); Edison International/Southern California Edison (until 2025)

Francisco G. Cigarroa, MD 1957	Nominee: CGFIT, CGGO, CGGR, CGUS Trustee: AFCTD (2021); AFMF (2021); AFPS (2021); AFRIS (2021); AFTD (2021); AHIM (2021); AHIT (2021); BFA (2021); CBF (2021); CCBF (2021); CCF (2021); CGCF (2024); CGPCS (2023); EMBF (2021); GVT (2021); IBFA (2021); ILBF (2021); LTEX (2021); MMF (2021); MSI (2021); SBF (2021); STBF (2021); STEX (2021); TEBF (2021); TEFCA (2021); TEFNY (2021); WBF (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	99	None
Cecilia V. Estolano 1966	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, IFA, IGI, NPF, NWF, WMIF Trustee: FI (2022); GFA (2022) Director: SCWF (2022)	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None

1-3

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Nariman Farvardin[6] 1956	Nominee: CGFIT, CGGO, CGGR, CGUS Chair of the Board: WMIF (2007) Trustee: AFCTD (2018); AFMF (2018); AFPS (2018); AFRIS (2018); AFTD (2018); AHIM (2018); AHIT (2018); AMBAL (2022); BFA (2018); CBF (2018); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); DWGI (2022); EMBF (2018); GVT (2018); IBFA (2018); IFA (2022); IGI (2022); ILBF (2018); LTEX (2018); MMF (2018); MSI (2019); SBF (2018); STBF (2018); STEX (2018); TEBF (2018); TEFCA (2018); TEFNY (2018); WBF (2018)	President, Stevens Institute of Technology	104	None
Jennifer C. Feikin[7] 1968	Trustee: AFCTD (2022); AFMF (2022); AFPS (2022); AFRIS (2022); AFTD (2022); AHIM (2022); AHIT (2022); BFA (2022); CBF (2022); CCBF (2022); CCF (2022); CGBL (2023); CGCF (2024); CGCV (2024); CGDG (2023); CGDV (2021); CGFIT (2021); CGGE (2024); CGGO (2021); CGGR (2021); CGIC (2024); CGIE (2023); CGNG (2024); CGPCS (2019); CGUS (2021); CGXU (2021); EMBF (2022); GVT (2022); IBFA (2022); ILBF (2022); LTEX (2022); MMF (2022); MSI (2022); SBF (2022); STBF (2022); STEX (2022); TEBF (2022); TEFCA (2022); TEFNY (2022); WBF (2022)	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	124	Hertz Global Holdings, Inc.

1-4

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
John G. Freund, MD8 1953	Nominee: AFTD, AFPS, AFCTD, AFRIS, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS Chair of the Board: FI (2010); GFA (2010); SCWF (2000) Trustee: AMCAP (2022); AMF (2022); CAPUSE (2023); CIB (2016); EMEF (2023); GBAL (2022); GIF (2023); ICA (2022); IVE (2023); NEF (2000-2009; 2016); WGI (2016)	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 — 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 — 2020)	15	Collegium Pharmaceutical, Inc.; SI — Bone, Inc. Former director of Proteon Therapeutics, Inc. (until 2020); Tetraphase Pharmaceuticals, Inc. (until 2020); Sutro Biopharma, Inc. (until 2025)
Pablo R. González Guajardo[9] 1967	Nominee: CIB, GIF, IVE, NEF, WGI Chair of the Board: AMCAP (2015); AMF (2015); CAPUSE (2019); EMEF (2019); ICA (2015); GBAL (2015) Trustee: CGBL (2023); CGCV (2024); CGDG (2023); CGDV (2021); CGFIT (2021); CGGE (2024); CGGO (2021); CGGR (2021); CGIC (2024); CGIE (2023); CGNG (2024); CGUS (2021); CGXU (2021); EUPAC (2014); NPF (2014) Director: NWF (2014)	CEO, Kimberly-Clark de México, SAB de CV	37

América Móvil, SAB de CV (telecommunica tions company); Kimberly-Clark de México, SAB de CV (consumer staples)

Former director Grupo Lala, SAB de CV (dairy company) (until 2022); Grupo Sanborns, SAB de CV (retail stores and restaurants) (until 2023)

Yvonne L. Greenstreet 1962	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, IFA, IGI, NPF, NWF, WMIF Trustee: FI (2019); GFA (2019) Director: SCWF (2019)	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	Former director of Argenx (a global immunology company) (until 2022); Pacira, Inc. (pharmaceuticals) (until 2023)

1-5

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Pedro J. Greer Jr. 1956	Nominee: AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, EMEF, GBAL, ICA Trustee: CIB (2016); GIF (2023); IVE (2023); NEF (2016); WGI (2016)	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	6	None
Leslie Stone Heisz[10] 1961	Trustee: AFCTD (2022); AFMF (2022); AFPS (2022); AFRIS (2022); AFTD (2022); AHIM (2022); AHIT (2022); BFA (2022); CBF (2022); CCBF (2022); CCF (2022); CGBL (2023); CGCF (2024); CGCV (2024); CGDG (2023); CGDV (2021); CGFIT (2021); CGGE (2024); CGGO (2021); CGGR (2021); CGIC (2024); CGIE (2023); CGNG (2024); CGPCS (2019); CGUS (2021); CGXU (2021); EMBF (2022); GVT (2022); IBFA (2022); ILBF (2022); LTEX (2022); MMF (2022); MSI (2022); SBF (2022); STBF (2022); STEX (2022); TEBF (2022); TEFCA (2022); TEFNY (2022); WBF (2022)	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	124	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)

1-6

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Mary Davis Holt[11] 1950

Trustee: AFCTD (2015-2016; 2017); AFMF (2015-2016; 2017); AFPS (2015-2016; 2017); AFRIS (2015-2016; 2017); AFTD (2015-2016; 2017); AHIM (2015-2016; 2017); AHIT (2015-2016; 2017); BFA (2015-2016; 2017); CBF (2015-2016; 2017); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); EMBF (2015-2016; 2017); GVT (2015-2016; 2017); IBFA (2015-2016; 2017); ILBF (2015-2016; 2017); LTEX (2015-2016; 2017); MMF (2015-2016; 2017); MSI (2019); SBF (2015-2016; 2017); STBF (2015-2016; 2017); STEX (2015-2016; 2017); TEBF (2015-2016; 2017); TEFCA (2015-2016; 2017); TEFNY (2015-2016; 2017); WBF (2015-2016; 2017); WMIF (2010)

		Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993 – 2003)	100	None

1-7

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Merit E. Janow[12] 1958	Nominee: CGCV, CGDG, CGGE, CGFIT, CGIE, Trustee: AFCTD (2012); AFMF (2010); AFPS (2012); AFRIS (2015); AFTD (2007); AHIM (2010); AHIT (2010); AMCAP (2021); AMF (2021); BFA (2010); CAPUSE (2023); CBF (2012); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); CIB (2001); EMBF (2015); EMEF (2023); GBAL (2021); GIF (2023); GVT (2010); IBFA (2010); ICA (2021); ILBF (2012); IVE (2023); LTEX (2010); MMF (2010); MSI (2019); NEF (2010); SBF (2015); STBF (2010); STEX (2010); TEBF (2010); TEFCA (2010); TEFNY (2010); WBF (2010); WGI (2001)	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	111	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware, and services technology) (until 2021)
William D. Jones[13] 1955	Nominee: CIB, GIF, IVE, NEF, WGI Chair of the Board: AMBAL (2008); DWGI (2013); IFA (2008); IGI (2008) Trustee: AMCAP (2006); AMF (2006); CAPUSE (2019); CGBL (2023); CGCV (2024); CGDG (2023); CGDV (2021); CGFIT (2021); CGGE (2024); CGGO (2021); CGGR (2021); CGIC (2024); CGIE (2023); CGNG (2024); CGUS (2021); CGXU (2021); EMEF (2019); GBAL (2010); ICA (2010)	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	38	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)

1-8

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Martin E. Koehler 1957	Nominee: AMBAL, CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, DWGI, Fixed Income Funds[3], IFA, IGI, WMIF Trustee: EUPAC (2015); FI (2021); GFA (2021); NPF (2015) Director: NWF (2015); SCWF (2021)	Independent management consultant	6	Former director of Deutsche Lufthansa AG (until 2020)
Earl Lewis Jr. 1955	Nominee: AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, EMEF, GBAL, ICA, Trustee: CIB (2017); GIF (2023); IVE (2023); NEF (2017); WGI (2017)	Professor and Director, University of Michigan	6	Former director of Deutsche Lufthansa AG (until 2020)
Sharon I. Meers 1965	Nominee: AFTD, AFPS, AFCTD, AFRIS, CGBL, CGDV, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, EUPAC, NPF, NWF, WMIF Trustee: AMBAL (2021); DWGI (2021); FI (2017); GFA (2017); IFA (2021); IGI (2021) Director: SCWF (2017)	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Pascal Millaire 1983	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, FI, GFA, IFA, IGI, SCWF, WMIF Trustee: EUPAC (2019); NPF (2019) Director: NWF (2019)	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers)	3	None
Benjamin Miller 1967	Nominee: CGFIT, Fixed Income Funds[3]	Co-founder, Agio Ratings Ltd. (fintech advisory); former Director and adviser, Dalpha Capital and Dalpha Capital (UK) Ltd. (digital assets manager) (2020 — 2022)	N/A	None

1-9

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
William I. Miller 1956	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, FI, GFA, IFA, IGI, SCWF, WMIF Chair of the Board: EUPAC (1992); NPF (1992) Director: NWF (1999)	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran 1954	Nominee: CGBL, CGDV, CGFIT, CGIC, CGNG, CGXU, FI, Fixed Income Funds3, GFA, SCWF Trustee: AMBAL (2019); DWGI (2019); EUPAC (2015); IFA (2019); IGI (2019); NPF (2015); NWF (2015); WMIF (2022)	Founder and CEO, Firefly Global Group (geopolitical and business consulting); former President, Canoo, Inc.; former President and CEO, Asia Society	8	None
Kenneth M. Simril[14] 1965	Nominee: AFTD, AFPS, AFCTD, AFRIS, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS, CIB, GIF, IVE, NEF, WGI Trustee: AMCAP (2019); AMF (2019); CAPUSE (2023); EMEF (2023); FI (2016); GBAL (2019); GFA (2016); ICA (2019) Director: SCWF (2016)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016 — 2022)	10	Bunge Limited (agricultural business and food company) Former director of At Home Group Inc. (until 2021)

1-10

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Margaret Spellings[15] 1957	Nominee: CGFIT, CGGO, CGGR, CGUS Chair of the Board: AFCTD (2012); AFMF (2010); AFPS (2012); AFRIS (2015); AFTD (2010); AHIM (2010); AHIT (2010); BFA (2010); CBF (2012); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); EMBF (2015); GVT (2010); IBFA (2010); ILBF (2012); LTEX (2010); MMF (2009); MSI (2019); SBF (2015); STBF (2009); STEX (2009); TEBF (2010); TEFCA (2010); TEFNY (2010); WBF (2010) Trustee: AMBAL (2012); DWGI (2013); IFA (2012); IGI (2012); WMIF (2015)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	104	None
Christopher E. Stone[16] 1956	Nominee: AFTD, AFPS, AFCTD, AFRIS, AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGGO, CGGR, CGIE, CGUS, EMEF, GBAL, ICA Chair of the Board: CIB (2009); GIF (2023); IVE (2023); NEF (2007); WGI (2009) Trustee: EUPAC (2020); FI (2010); GFA (2010); NPF (2020) Director: NWF (2020); SCWF (2007)	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	12	None

1-11

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Alexandra Trower 1964	Nominee: CGFIT, CGGO, CGGR, CGUS Trustee: AFCTD (2018); AFMF (2018); AFPS (2018); AFRIS (2018); AFTD (2018); AHIM (2018); AHIT (2019); BFA (2019); CBF (2018); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); EMBF (2018); GVT (2018); IBFA (2018); ILBF (2018); LTEX (2019); MMF (2019); MSI (2019); SBF (2018); STBF (2019); STEX (2019); TEBF (2019); TEFCA (2019); TEFNY (2018); WBF (2019)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	99	None
Kathy J. Williams 1955	Nominee: CGCV, CGDG, CGGE, CGIE Trustee: AMCAP (2019); AMF (2019); CAPUSE (2023); CIB (2021); EMEF (2023); GBAL (2019); GIF (2023); ICA (2019); IVE (2023); NEF (2021); WGI (2021)	Board Chair, Above and Beyond Teaching	12	None

1-12

Nominee name, and year of birth	Position with Fund (year first elected2)	Principal occupation(s) during the past five years	Number of portfolios overseen by Board Member3	Other directorships[4] held during the past five years
Paul S. Williams 1959	Nominee: CGFIT, CGGO, CGGR, CGUS Trustee: AFCTD (2020); AFMF (2020); AFPS (2020); AFRIS (2020); AFTD (2020); AHIM (2020); AHIT (2020); BFA (2020); CBF (2020); CCBF (2021); CCF (2020); CGCF (2024); CGPCS (2023); EMBF (2020); GVT (2020); IBFA (2020); ILBF (2020); LTEX (2020); MMF (2020); MSI (2020); SBF (2020); STBF (2020); STEX (2020); TEBF (2020); TEFCA (2020); TEFNY (2020); WBF (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	99

Public Storage, Inc.

Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023); Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation) (until 2025)

Amy Zegart, PhD[17] 1967	Nominee: AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, EMEF, GBAL, ICA Trustee: CIB (2021); EUPAC (2019); GIF (2023); IVE(2023); NEF (2021); NPF (2019); NWF (2019); WGI(2021)	Senior Fellow and Associate Director, Stanford Institute for Human-Centered Artificial Intelligence, Stanford University	11	Kratos Defense & Security Solutions

1-13

Nominee name, and year of birth	Position with Fund (year first appointed)	Principal occupation(s) during the past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen	Other directorships held during past five years
Interested Board Member[18]
Hilda L. Applbaum[19] 1961	Trustee: AMBAL (1999), DWGI (2019); IFA (1998); IGI (2019)	Partner — Capital World Investors (CWI), Capital Research and Management Company (CRMC)	4	None
Pramod Atluri 1976	Nominee: CGFIT, Fixed Income Funds[3]	Partner — Capital Fixed Income Investors (CFII), CRMC; Partner — CFII, Capital Bank and Trust Company (CB&T)[20]; Director, CRMC	None	None
Alan N. Berro[19] 1960	Trustee: WMIF (2012)	Partner — CWI, CRMC; Partner — CWI, CB&T20	1	None
Christopher D. Buchbinder 1971	Nominee: AFTD, AFPS, AFCTD, AFRIS, CGGO, CGGR, CGUS	Partner — Capital Research Global Investors (CRGI), CRMC	None	None
Noriko Honda Chen 1967	Nominee: AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI	Partner — Capital International Investors (CII), CRMC; Chair, President, Principal Executive Officer and Director, Capital Research Company (CRC)[20]; Director, The Capital Group Companies, Inc. (CGC)[20]; President and Director, Capital International, Inc. (CIInc); Director, Capital International K.K.[20]	1	None

1-14

Nominee name, and year of birth	Position with Fund (year first appointed)	Principal occupation(s) during the past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen	Other directorships held during past five years
Mathews Cherian 1967	Nominee: AMCAP, AMF, CAPUSE, CGCV, CGDG, CGGE, CGIE, CIB, EMEF, GBAL, GIF, ICA, IVE, NEF, WGI	Partner — CWI, CRMC; Partner — CWI, CB&T20	1	None
Brady L. Enright[19] 1967	Trustee: FI (2015); GFA (2019) Director: SCWF (2004)	Partner — CWI, CRMC	3	None
Bradford F. Freer 1969	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, FI, GFA, IFA, IGI, NPF, NWF, SCWF, WMIF	Partner — CRGI, CRMC; Partner — CRGI, CB&T20	None	None
Michael C. Gitlin[19] 1970	Trustee: AFCTD (2019); AFMF (2015); AFPS (2019); AFRIS (2019); AFTD (2019); AHIM (2015); AHIT (2015); BFA (2015); CBF (2015); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); EMBF (2015); GVT (2015); IBFA (2015); ILBF (2015); LTEX (2015); MMF (2015); MSI (2019); SBF (2015); STBF (2015); STEX (2015); TEBF (2015); TEFCA (2015); TEFNY (2015); WBF (2015)	Partner — CFII, CRMC; President, Chief Executive Officer and Director, CGC[20]; Director, CRMC	99	None
Joanna F. Jonsson[19] 1963	Trustee: EUPAC (2019); NPF (2008) Director: NWF (2019)	Partner — CWI, CRMC; Vice Chair, President and Director, CRMC; Vice Chair and Director, CGC[20]	3	None
Carl M. Kawaja[19] 1964	Trustee: EUPAC (2003); NPF (2019) Director: (NWF 2019)	Partner — CWI, CRMC; Partner — CWI, CB&T20; Vice Chair and Director, CRMC	3	None

1-15

Nominee name, and year of birth	Position with Fund (year first appointed)	Principal occupation(s) during the past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen	Other directorships held during past five years
Winnie Kwan[19] 1972	Trustee: CIB (2017); GIF (2023); IVE (2023); NEF (2019); WGI (2019)	Partner — CRGI, CIInc[20]	5	None
Sung Lee[19] 1966	Trustee: CIB (2019); GIF (2023); IVE (2023); NEF (2019); WGI (2008)	Partner — CRGI, Capital Group Investment Management Pte. Ltd.[20]	5	None
Anne-Marie Peterson 1972	Nominee: AMBAL, CGBL, CGDV, CGIC, CGNG, CGXU, DWGI, EUPAC, IFA, IGI, NPF, NWF, WMIF Trustee: FI (2019); GFA (2016) Director: SCWF (2019)	Partner — CWI, CRMC	3	None
William L. Robbins[21] 1968	Nominee: AFTD, AFPS, AFCTD, AFRIS Trustee: AMCAP (2019); AMF (2004); CAPUSE (2023); CGBL (2023); CGCV (2024); CGDG (2023); CGDV (2021); CGGE (2024); CGFIT (2021); CGGO (2021); CGGR (2021); CGIC (2024); CGNG (2024); CGIE (2023); CGUS (2021); CGXU (2021); EMEF (2023); ICA (2019); GBAL (2019)	Partner — CII, CRMC; Chair and Director, Capital Group International, Inc.[20]	31	None
Eric H. Stern[19] 1964	Trustee: WMIF (2014)	Partner — CII, CRMC; Partner — CII, CB&T20	1	None
Courtney K. Wolf 1982	Nominee: CGFIT, Fixed Income Funds[3]	Partner — CFII, CRMC; Director, CGC[20]	None	None

1-16

Nominee name, and year of birth	Position with Fund (year first appointed)	Principal occupation(s) during the past five years and positions held with affiliates of the Fund	Number of portfolios in Fund complex overseen	Other directorships held during past five years
Karl J. Zeile[19] 1966	Trustee: AFMF (2019); AHIM (2008); AHIT (2019); BFA (2019); CBF (2019); CCBF (2021); CCF (2018); CGCF (2024); CGPCS (2023); EMBF (2019); GVT (2019); IBFA (2019); ILBF (2019); LTEX (2004); MMF (2019); MSI (2019); SBF (2019); STBF (2019); STEX (2011); TEBF (2009); TEFCA (2009); TEFNY (2010); WBF (2019)	Partner — CFII, CRMC	25	None

1   The term independent board member refers to a board member who is not an “interested person” of the Fund within the meaning of the 1940 Act.

2   Board members and officers of the Fund serve until their resignation, removal or retirement.

3   Funds managed by CRMC or its affiliates. The number of portfolios within the fund complex overseen by a board member includes portfolios that a nominee would oversee if elected. Fixed Income Funds are AFMF, AHIM, AHIT, BFA, CBF, CCBF, CCF, CGCF, CGPCS, EMBF, GVT, IBFA, ILBF, LTEX, MMF, MSI, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF.

4   This includes all board memberships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each board member as a board member of a public company or a registered investment company. Unless otherwise noted, all board memberships are current.

5   Ms. Chang will remain as a Board member of CGCE, CGCV, CGDG, CGFIT, and CGIE until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

6   Dr. Farvardin will remain as a Board member of AMBAL, DWGI, IFA, IGI and WMIF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Board of these Funds at the Shareholder Meetings.

7   Ms. Feikin will remain as a Board member of CGBL, CGCE, CGCV, CGDG, CGDV, CGIC, CGIE, CGNG and CGXU until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Board of these Funds at the Shareholder Meetings.

8   Dr. Freund will remain as a Board member of FI, GFA and SCWF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

9   Mr. González will remain as a Board member of CGBL, CGDV, CGFIT, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, EUPAC, NPF and NWF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

10   Ms. Heisz will remain as a Board member of CGBL, CGCE, CGCV, CGDG, CGDV, CGIC, CGIE, CGNG and CGXU until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

1-17

11   Ms. Holt plans to retire from the Boards of AFTD, AFPS, AFCTD, AFRIS, Fixed Income Funds and WMIF at the end of 2025. She will remain on the Boards until her retirement, or until her successors are elected and qualified, and will not stand for election at the upcoming Shareholder Meetings.

12   Prof. Janow will remain as a Board member of AFTD, AFPS, AFCTD and AFRIS until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

13   Mr. Jones will remain as a Board member of AMBAL, CGBL, CGDV, CGFIT, CGGO, CGGR, CGIC, CGNG, CGUS, CGXU, DWGI, IFA, IGI and WMIF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

14   Mr. Simril will remain as a Board member of FI, GFA and SCWF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

15   Ms. Spellings will remain as a Board member of AMBAL, DWGI, IFA, IGI and WMIF until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

16   Prof. Stone will remain as a Board member of EUPAC, FI, GFA, NPF, NWF and SCWF until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

17   Dr. Zegart will remain as a Board member of EUPAC, NPF and NWF until the end of 2025 (or until her successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

18   The term interested Board member refers to a board member who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Fund’s investment adviser or its affiliates

19   These interested Board members will remain on their Boards until the end of 2025 but will not stand for reelection.

20   Company affiliated with CRMC.

21   Mr. Robbins will remain as a Board member of AMCAP, AMF, CAPUSE, CGBL, CGCV, CGDG, CGDV, CGGE, CGIC, CGIE, CGFIT, CGNG, EMEF, GBAL and ICA until the end of 2025 (or until his successor is elected and qualified) but will not stand for election to the Boards of these Funds at the Shareholder Meetings.

The address for all Board members and nominees of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

1-18

APPENDIX 2

Board and Committee Meetings; Committee Composition1,2

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
AFCTD	10/31/2024	4	Cigarroa, Heisz, Holt, Williams, P.	5	All Independent Board Members	1	Farvardin, Feikin, Janow, Spellings, Trower	3
AFPS	10/31/2024	4	Cigarroa, Heisz, Holt, Williams, P.	5	All Independent Board Members	1	Farvardin, Feikin, Janow, Spellings, Trower	3
AFRIS	10/31/2024	4	Cigarroa, Heisz, Holt, Williams, P.	5	All Independent Board Members	1	Farvardin, Feikin, Janow, Spellings, Trower	3
AFTD	10/31/2024	4	Cigarroa, Heisz, Holt, Williams, P.	5	All Independent Board Members	1	Farvardin, Feikin, Janow, Spellings, Trower	3
AMBAL	12/31/2024	4	Camuñez, Chang, Meers, Spellings	5	All Independent Board Members	1	Adams, Jones, Farvardin, Sheeran, Spellings	3
AMCAP	2/28/2025	4	Freund, González, Simril	5	All Independent Board Members	1	Janow, Jones, Williams, K.	2
AMF	10/31/2024	4	Freund, González, Simril	5	All Independent Board Members	1	Janow, Jones, Williams, K.	2
CAPUSE	10/31/2024	4	Freund, González, Simril	5	All Independent Board Members	1	Janow, Jones, Williams, K.	2
CGBL	12/31/2024	4	All Independent Board Members	5	All Independent Board Members	1	All Independent Board Members	2

2-1

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
CGCV	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGDG	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGDV	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGFIT	12/31/2024	4[4]	All Independent Board Members	5[4]	All Independent Board Members	1[4]	All Independent Board Members	2[4]
CGGE	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGGO	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGGR	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGIC	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGIE	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGNG	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGUS	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CGXU	5/31/2025	4	All Independent Board Members	4	All Independent Board Members	1	All Independent Board Members	2
CIB	10/31/2024	4	Freund, Greer, Lewis, Zegart	5	All Independent Board Members	1	Janow, Stone, Williams, K.	2

2-2

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
DWGI	11/30/2024	4	Camuñez, Chang, Meers, Spellings	5	All Independent Board Members	1	Adams, Jones, Farvardin, Sheeran, Spellings	3
EMEF	6/30/2025	4	Freund, González, Simril	5	All Independent Board Members	1	Janow, Jones, Williams, K.	2
EUPAC	3/31/2025	4	González, Millaire, Sheeran, Zegart	5	All Independent Board Members	1	Chang, Koehler, Miller, Stone	3
FI	12/31/2024	4	Bonner, Estolano, Meers, Stone	5	All Independent Board Members	1	Freund, Greenstreet, Koehler, Simril	3
Fixed Income Funds[5]	Various[6]	4	Cigarroa, Heisz, Holt, Williams, P	Various[7]	All Independent	1	Farvardin, Feikin, Janow, Spellings, Trower	Various[8]
GBAL	10/31/2024	4	Freund, González, Simril	5	All Independent	1	Janow, Jones, Williams, K.	2
GFA	8/31/2017	4	Bonner, Estolano, Meers, Stone	5	All Independent	1	Freund, Greenstreet, Koehler, Simril	2
GIF	10/31/2024	4	Freund, Greer, Lewis, Zegart	5	All Independent	1	Janow, Stone, Williams, K.	2
ICA	12/31/2024	4	Freund, González, Simril	5	All Independent	1	Janow, Jones, Williams, K.	2
IFA	7/31/2024	4	Camuñez, Chang, Meers, Spellings	5	All Independent	1	Adams, Jones, Farvardin, Sheeran, Spellings	2
IGI	6/30/2025	4	Camuñez, Chang, Meers, Spellings	5	All Independent	1	Adams, Jones, Farvardin, Sheeran, Spellings	2

2-3

			Audit Committee		Contracts Committee		Nominating and Governance Committee
Fund	Most recent fiscal year end	Number of board meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]	Members	Number of meetings[3]
IVE	10/31/2024	4	Freund, Greer, Lewis, Zegart	5	All Independent	1	Janow, Stone, Williams, K.	2
NEF	11/30/2024	4	Freund, Greer, Lewis, Zegart	5	All Independent	1	Janow, Stone, Williams, K.	2
NPF	9/30/2024	4	González, Millaire, Sheeran, Zegart	5	All Independent	1	Chang, Koehler, Miller, Stone	2
NWF	10/31/2024	4	González, Millaire, Sheeran, Zegart	5	All Independent	1	Chang, Koehler, Miller, Stone	3
SCWF	9/30/2024	4	Bonner, Estolano, Meers, Stone	5	All Independent	1	Freund, Greenstreet, Koehler, Simril	2
WGI	11/30/2024	4	Freund, Greer, Lewis, Zegart	5	All Independent	1	Janow, Stone, Williams, K.	2
WMIF	4/30/2025	4	Andrews, Camuñez, Holt, Spellings	5	All Independent	1	Adams, Farvardin, Sheeran	3

1   Ms. Holt is planning to retire from her respective boards by the end of 2025: AFCTD, AFPS, AFRIS, AFTD, Fixed Income Funds and WMIF.

2   Each incumbent director/trustee attended 75% or more of the meetings of the board and committees on which he or she served.

3   For the most recently ended fiscal year.

4   The number of meetings represents the number of meetings held by the Series.

5   Fixed Income Funds are AFMF, AHIM, AHIT, BFA, CBF, CCBF, CCF, CGCF, CGPCS, EMBF, GVT, IBFA, ILBF, LTEX, MMF, MSI, SBF, STBF, STEX, TEBF, TEFCA, TEFNY and WBF.

6   Most recent fiscal year ends for the Fixed Income Funds are as follows: 7/31/2024 (AHIM, LTEX, STEX, TEBF, TEFCA and TEFNY); 8/31/2024 (AFMF, GVT, IBFA and STBF); 9/30/2024 (AHIT and MMF); 10/31/2024 (CCF, CGPCS); 11/30/2024 (ILBF); 12/31/2024 (BFA, CGCF, EMBF, MSI, SBF and WBF); and 5/31/2018 (CBF, CCBF).

7   The number of Audit Committee meetings by FYE are as follows: 7/31/2024 — 5; 8/31/2024 — 5; 9/30/2024 — 5; 10/31/2024 — 5; 11/31/2024 — 5; 12/31/2024 — 5; 5/31/2025 — 4.

8   The number of Nominating and Governance Committee meetings by FYE are as follows: 7/31/2024 — 3; 8/31/2024 — 3; 9/30/2024 — 3; 10/31/2024 — 3; 11/31/2024 – 3; 12/31/2024 — 3; 5/31/2025 — 2.

2-4

APPENDIX 3

Compensation and fund ownership

The following tables set forth for each nominee or continuing board member the total compensation paid to him or her by the Fund and by all Funds managed by CRMC or its affiliates that he or she oversees as a board member during the most recent fiscal year, as well as the value of his or her holdings in each Fund and in all of the Funds he or she oversees (or would oversee, if elected) as a board member as of June 30, 2025. As of June 30, 2025, the nominees, continuing board members and officers of each Fund owned, in aggregate, less than 1% of each Fund’s outstanding shares.

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
AFCTD	Independent Board Member[1]
	Vanessa C. L. Chang[4]	None	442,250	None	Over $100,000	None	None
	Francisco G. Cigarroa	6,022	349,875	None	None	None	Over $100,000
	Nariman Farvardin	3,860	538,119	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	6,022	444,875	None	Over $100,000	None	Over $100,000
	John G. Freund[4]	None	507,150	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	6,022	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	4,662	419,125	None	Over $100,000	None	None
	Merit E. Janow[8]	3,918	564,444	None	Over $100,000	None	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	None	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Margaret Spellings	4,548	528,119	None	Over $100,000	None	Over $100,000
	Christopher E. Stone[4]	None	456,575	None	Over $100,000	None	Over $100,000
	Alexandra Trower	6,194	359,875	None	Over $100,000	None	Over $100,000
	Paul S. Williams	6,194	359,875	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]

3-1

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
AFMF	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	5,136	345,750	None	None	None	Over $100,000
	Nariman Farvardin	3,291	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	5,136	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	5,136	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	3,977	414,250	None	Over $100,000	None	None
	Merit E. Janow	3,341	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	3,885	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	5,284	355,750	None	Over $100,000	None	Over $100,000
	Paul S. Williams	5,284	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
AFPS	Independent Board Member[1]
	Vanessa C. L. Chang[4]	None	442,250	None	Over $100,000	None	None
	Francisco G. Cigarroa	23,021	349,875	None	None	Over $100,000	Over $100,000
	Nariman Farvardin	14,758	538,119	Over $100,000	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	23,021	444,875	None	Over $100,000	None	Over $100,000
	John G. Freund[4]	None	507,150	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	23,021	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	17,823	419,125	None	Over $100,000	None	None
	Merit E. Janow[8]	14,977	564,444	None	Over $100,000	None	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	None	Over $100,000
3-2

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Margaret Spellings	17,389	528,119	None	Over $100,000	None	Over $100,000
	Christopher E. Stone[4]	None	456,575	None	Over $100,000	None	Over $100,000
	Alexandra Trower	23,679	359,875	None	Over $100,000	Over $100,000	Over $100,000
	Paul S. Williams	23,679	359,875	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
AFRIS	Independent Board Member[1]
	Vanessa C. L. Chang[4]	None	442,250	None	Over $100,000	None	None
	Francisco G. Cigarroa	1,556	349,875	None	None	Over $100,000	Over $100,000
	Nariman Farvardin	998	538,119	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	1,556	444,875	None	Over $100,000	None	Over $100,000
	John G. Freund[4]	None	507,150	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	1,556	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	1,205	419,125	None	Over $100,000	None	None
	Merit E. Janow[8]	1,013	564,444	None	Over $100,000	None	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	None	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Margaret Spellings	1,176	528,119	None	Over $100,000	None	Over $100,000
	Christopher E. Stone[4]	None	456,575	None	Over $100,000	None	Over $100,000
	Alexandra Trower	1,601	359,875	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Paul S. Williams	1,601	359,875	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]

3-3

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
AFTD	Independent Board Member[1]
	Vanessa C. L. Chang[4]	None	442,250	None	Over $100,000	None	None
	Francisco G. Cigarroa	92,422	349,875	None	None	None	Over $100,000
	Nariman Farvardin	59,250	538,119	Over $100,000	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	92,422	444,875	None	Over $100,000	None	Over $100,000
	John G. Freund[4]	None	507,150	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	92,422	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	71,551	419,125	None	Over $100,000	None	None
	Merit E. Janow[8]	60,130	564,444	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	Over $100,000	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Margaret Spellings	69,804	528,119	None	Over $100,000	None	Over $100,000
	Christopher E. Stone[4]	None	456,575	None	Over $100,000	Over $100,000	Over $100,000
	Alexandra Trower	95,060	359,875	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Paul S. Williams	95,060	359,875	None	Over $100,000	Over $100,000	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	William L. Robbins[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
AHIM	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	6,065	345,750	None	None	None	Over $100,000
	Nariman Farvardin	3,887	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	6,065	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	6,065	438,250	Over $100,000	Over $100,000	None	None
	Mary Davis Holt[10]	4,697	414,250	None	Over $100,000	None	None
	Merit E. Janow	3,945	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None

3-4

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	4,589	522,238	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Alexandra Trower	6,241	355,750	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	6,241	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
AHIT	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	10,213	349,875	None	None	None	Over $100,000
	Nariman Farvardin	6,547	538,119	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	10,213	444,875	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Leslie Stone Heisz	10,213	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	7,907	419,125	None	Over $100,000	None	None
	Merit E. Janow	6,644	564,444	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	393,325	None	Over $100,000	None	Over $100,000
	Margaret Spellings	7,715	528,119	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Alexandra Trower	10,505	359,875	None	Over $100,000	None	Over $100,000
	Paul S. Williams	10,505	359,875	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-5

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
AMBAL	Independent Board Member[1]
	Gina F. Adams	113,890	338,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	240,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	252,000	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez	119,948	338,000	None	Over $100,000	Over $100,000	Over $100,000
	Vanessa C. L. Chang	113,890	449,000	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	242,000	None	Over $100,000	None	None
	Nariman Farvardin[8]	101,169	544,000	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Yvonne L. Greenstreet[4]	None	242,000	None	$10,001 – $50,000	None	Over $100,000
	William D. Jones[8]	138,122	511,000	Over $100,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Sharon I. Meers	119,948	369,000	None	Over $100,000	None	Over $100,000
	Pascal Millaire[4]	None	242,000	None	Over $100,000	None	None
	William I. Miller[4]	None	302,000	None	Over $100,000	None	Over $100,000
	Josette Sheeran	95,111	398,000	None	Over $100,000	Over $100,000	Over $100,000
	Margaret Spellings[8]	95,111	534,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Interested Board Member[5]
	Hilda L. Applbaum[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
AMCAP	Independent Board Member[1]
	John G. Freund	41,306	515,000	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo	55,290	496,500	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.[4]	None	283,000	None	None	None	Over $100,000
	Merit E. Janow	41,306	571,000	Over $100,000	Over $100,000	None	Over $100,000
	William D. Jones	45,590	511,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Earl Lewis, Jr.[4]	None	273,000	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000	Over $100,000
	Kenneth M. Simril	46,803	369,000	$50,001 – $100,000	Over $100,000	None	None
	Christopher E. Stone[4]	None	459,000	None	Over $100,000	Over $100,000	Over $100,000

3-6

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Kathy J. Williams	48,015	386,000	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
	Amy Zegart[4]	None	349,000	$10,001 – $50,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
AMF	Independent Board Member[1]
	John G. Freund	47,995	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo	65,376	489,750	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.[4]	None	279,750	None	None	None	Over $100,000
	Merit E. Janow	48,765	564,444	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	William D. Jones	53,785	504,000	Over $100,000	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.[4]	None	269,750	None	$50,001 – $100,000	None	Over $100,000
	Kenneth M. Simril	55,234	364,750	Over $100,000	Over $100,000	None	None
	Christopher E. Stone[4]	None	456,575	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Kathy J. Williams	56,682	381,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart[4]	None	344,750	Over $100,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
BFA	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	22,231	354,000	None	None	Over $100,000	Over $100,000
	Nariman Farvardin	14,256	544,000	None	Over $100,000	Over $100,000	Over $100,000
	Jennifer C. Feikin	22,231	451,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Leslie Stone Heisz	22,231	451,500	None	Over $100,000	None	None
	Mary Davis Holt[10]	17,207	424,000	None	Over $100,000	None	None
	Merit E. Janow	14,465	571,000	$50,001 – $100,000	Over $100,000	None	Over $100,000

3-7

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	None	Over $100,000
	Margaret Spellings	16,768	534,000	Over $100,000	Over $100,000	None	Over $100,000
	Alexandra Trower	22,859	364,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Paul S. Williams	22,859	364,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CAPUSE	Independent Board Member[1]
	John G. Freund	166	507,150	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	226	489,750	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	279,750	None	None	N/A9	Over $100,000
	Merit E. Janow	168	564,444	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	186	504,000	$10,001 – $50,000	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	269,750	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril	191	364,750	None	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	456,575	Over $100,000	Over $100,000	N/A9	Over $100,000
	Kathy J. Williams	196	381,500	Over $100,000	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	344,750	$1 – $10,000	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CBF	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	970	356,000	None	None	$50,001 – $100,000	Over $100,000
3-8

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Nariman Farvardin	620	546,000	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	970	457,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	970	457,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	749	426,000	None	Over $100,000	None	None
	Merit E. Janow	630	573,250	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	400,000	None	Over $100,000	None	Over $100,000
	Margaret Spellings	729	536,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Alexandra Trower	997	366,000	None	Over $100,000	None	Over $100,000
	Paul S. Williams	997	366,000	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CCBF	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Francisco G. Cigarroa	5,896	356,000	None	None	N/A9	Over $100,000
	Nariman Farvardin	3,773	546,000	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	5,896	457,250	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	5,896	457,250	None	Over $100,000	N/A9	None
	Mary Davis Holt[10]	4,556	426,000	None	Over $100,000	N/A9	None
	Merit E. Janow	3,829	573,250	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	N/A9	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	N/A9	None
	Josette Sheeran[4]	None	400,000	None	Over $100,000	N/A9	Over $100,000
	Margaret Spellings	4,436	536,000	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower	6,062	366,000	None	Over $100,000	N/A9	Over $100,000
	Paul S. Williams	6,062	366,000	None	Over $100,000	N/A9	Over $100,000

3-9

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CCF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	22,454	349,875	None	None	$10,001 – $50,000	Over $100,000
	Nariman Farvardin	14,395	538,119	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Jennifer C. Feikin	22,454	444,875	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Leslie Stone Heisz	22,454	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	17,385	419,125	None	Over $100,000	None	None
	Merit E. Janow	14,609	564,444	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	393,325	None	Over $100,000	None	Over $100,000
	Margaret Spellings	16,964	528,119	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Alexandra Trower	23,097	359,875	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Paul S. Williams	23,097	359,875	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGBL	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	N/A9	Over $100,000
	Charles E. Andrews[4]	None	240,000	None	Over $100,000	N/A9	Over $100,000

3-10

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Joseph J. Bonner[4]	None	252,000	None	Over $100,000	N/A9	Over $100,000
	Michael C. Camuñez[4]	None	338,000	None	Over $100,000	N/A9	Over $100,000
	Vanessa C. L. Chang	410	449,000	None	Over $100,000	N/A9	None
	Cecilia V. Estolano[4]	None	242,000	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	400	451,500	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	400	496,500	None	Over $100,000	N/A9	Over $100,000
	Yvonne L. Greenstreet[4]	None	242,000	None	$10,001 – $50,000	N/A9	Over $100,000
	Leslie Stone Heisz[8]	400	451,500	None	Over $100,000	N/A9	None
	William D. Jones[8]	390	511,000	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	369,000	None	Over $100,000	N/A9	Over $100,000
	Pascal Millaire[4]	None	242,000	None	Over $100,000	N/A9	None
	William I. Miller[4]	None	302,000	None	Over $100,000	N/A9	Over $100,000
	Josette Sheeran[4]	None	398,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGCF	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	N/A9	Over $100,000
	Francisco G. Cigarroa	None	354,000	None	None	N/A9	Over $100,000
	Nariman Farvardin	None	544,000	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	None	451,500	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	None	451,500	None	Over $100,000	N/A9	None
	Mary Davis Holt[10]	None	424,000	None	Over $100,000	N/A9	None
	Merit E. Janow	None	571,000	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	N/A9	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	N/A9	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	N/A9	Over $100,000

3-11

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Margaret Spellings	None	534,000	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower	None	364,000	None	Over $100,000	N/A9	Over $100,000
	Paul S. Williams	None	364,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGCV	Independent Board Member[1]
	Vanessa C. L. Chang[8]	109	454,750	$10,001 – $50,000	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	107	457,250	None	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	107	502,250	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	284,500	None	None	N/A9	Over $100,000
	Leslie Stone Heisz[8]	107	457,250	None	Over $100,000	N/A9	None
	Merit E. Janow[4]	None	573,250	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	105	516,750	None	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	274,500	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Kathy J. Williams[4]	None	388,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	351,000	$50,001 – $100,000	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGDG	Independent Board Member[1]
	Vanessa C. L. Chang[8]	1,468	454,750	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	1,435	457,250	None	Over $100,000	N/A9	Over $100,000

3-12

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	1,435	502,250	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	284,500	None	None	N/A9	Over $100,000
	Leslie Stone Heisz[8]	1,435	457,250	$1 – $10,000	Over $100,000	N/A9	None
	Merit E. Janow[4]	None	573,250	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	1,402	516,750	None	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	274,500	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Kathy J. Williams[4]	None	388,000	None	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	351,000	None	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGDV	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Charles E. Andrews[4]	None	241,000	None	Over $100,000	N/A9	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	N/A9	Over $100,000
	Michael C. Camuñez[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Vanessa C. L. Chang	19,994	454,750	Over $100,000	Over $100,000	N/A9	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	19,507	457,250	$10,001 – $50,000	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	19,507	502,250	None	Over $100,000	N/A9	Over $100,000
	Yvonne L. Greenstreet[4]	None	242,000	None	$10,001 – $50,000	N/A9	Over $100,000
	Leslie Stone Heisz[8]	19,507	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	19,020	516,750	$50,001 – $100,000	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000

3-13

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Pascal Millaire[4]	None	243,500	$50,001 – $100,000	Over $100,000	N/A9	None
	William I. Miller[4]	None	303,500	None	Over $100,000	N/A9	Over $100,000
	Josette Sheeran[4]	None	400,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGFIT	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	N/A9	Over $100,000
	Francisco G. Cigarroa[4]	None	354,000	None	None	N/A9	Over $100,000
	Vanessa C. L. Chang	16,910	449,000	Over $100,000	Over $100,000	N/A9	None
	Nariman Farvardin[4]	None	544,000	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	16,487	451,500	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	16,487	496,500	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	16,487	451,500	Over $100,000	Over $100,000	N/A9	None
	Merit E. Janow[4]	None	571,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	William D. Jones[8]	16,065	511,000	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	N/A9	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	N/A9	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	N/A9	Over $100,000
	Margaret Spellings[4]	None	534,000	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower[4]	None	364,000	None	Over $100,000	N/A9	Over $100,000
	Paul S. Williams[4]	None	364,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
3-14

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
CGGE	Independent Board Member[1]
	Vanessa C. L. Chang[8]	52	454,750	$10,001 – $50,000	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	51	457,250	None	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	51	502,250	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	284,500	None	None	N/A9	Over $100,000
	Leslie Stone Heisz[8]	51	457,250	None	Over $100,000	N/A9	None
	Merit E. Janow[4]	None	573,250	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	50	516,750	None	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	274,500	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Kathy J. Williams[4]	None	388,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	351,000	Over $100,000	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGGO	Independent Board Member[1]
	Vanessa C. L. Chang	15,570	454,750	$10,001 – $50,000	Over $100,000	N/A9	None
	Francisco G. Cigarroa[4]	None	356,000	None	None	N/A9	Over $100,000
	Nariman Farvardin[4]	None	546,000	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	15,193	457,250	$10,001 – $50,000	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	15,193	502,250	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	15,193	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	14,816	516,750	Over $100,000	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	$1 – $10,000	Over $100,000	N/A9	None

3-15

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Margaret Spellings[4]	None	536,000	None	Over $100,000	N/A9	Over $100,000
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower[4]	None	366,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	Paul S. Williams[4]	None	366,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	William L. Robbins	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGGR	Independent Board Member[1]
	Vanessa C. L. Chang	19,991	454,750	$10,001 – $50,000	Over $100,000	N/A9	None
	Francisco G. Cigarroa[4]	None	356,000	None	None	N/A9	Over $100,000
	Nariman Farvardin[4]	None	546,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	19,504	457,250	None	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	19,504	502,250	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	19,504	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	19,017	516,750	Over $100,000	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Margaret Spellings[4]	None	536,000	None	Over $100,000	N/A9	Over $100,000
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower[4]	None	366,000	Over $100,000	Over $100,000	N/A9	Over $100,000
	Paul S. Williams[4]	None	366,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	William L. Robbins	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGIC	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Charles E. Andrews[4]	None	241,000	None	Over $100,000	N/A9	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	N/A9	Over $100,000

3-16

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Michael C. Camuñez[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Vanessa C. L. Chang	52	454,750	None	Over $100,000	N/A9	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	51	457,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	51	502,250	None	Over $100,000	N/A9	Over $100,000
	Yvonne L. Greenstreet[4]	None	243,500	None	$10,001 – $50,000	N/A9	Over $100,000
	Leslie Stone Heisz[8]	51	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	50	516,750	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000
	Pascal Millaire[4]	None	243,500	None	Over $100,000	N/A9	None
	William I. Miller[4]	None	303,500	None	Over $100,000	N/A9	Over $100,000
	Josette Sheeran[4]	None	400,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGIE	Independent Board Member[1]
	Vanessa C. L. Chang[8]	427	454,750	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	417	457,250	None	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	417	502,250	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	284,500	None	None	N/A9	Over $100,000
	Leslie Stone Heisz[8]	417	457,250	None	Over $100,000	N/A9	None
	Merit E. Janow[4]	None	573,250	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	407	516,750	None	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	274,500	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000

3-17

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Kathy J. Williams[4]	None	388,000	None	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	351,000	None	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
CGNG	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Charles E. Andrews[4]	None	241,000	None	Over $100,000	N/A9	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	N/A9	Over $100,000
	Michael C. Camuñez[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Vanessa C. L. Chang	69	454,750	$1 – $10,000	Over $100,000	N/A9	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	68	457,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	68	502,250	None	Over $100,000	N/A9	Over $100,000
	Yvonne L. Greenstreet[4]	None	243,500	None	$10,001 – $50,000	N/A9	Over $100,000
	Leslie Stone Heisz[8]	68	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	66	516,750	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000
	Pascal Millaire[4]	None	243,500	$10,001 – $50,000	Over $100,000	N/A9	None
	William I. Miller[4]	None	303,500	None	Over $100,000	N/A9	Over $100,000
	Josette Sheeran[4]	None	400,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]

3-18

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
CGPCS	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	N/A9	Over $100,000
	Francisco G. Cigarroa	490	349,875	None	None	N/A9	Over $100,000
	Nariman Farvardin	314	538,119	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	490	444,875	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	490	444,875	None	Over $100,000	N/A9	None
	Mary Davis Holt[10]	379	419,125	None	Over $100,000	N/A9	None
	Merit E. Janow	319	564,444	None	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	N/A9	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	N/A9	None
	Josette Sheeran[4]	None	393,325	None	Over $100,000	N/A9	Over $100,000
	Margaret Spellings	370	528,119	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower	504	359,875	None	Over $100,000	N/A9	Over $100,000
	Paul S. Williams	504	359,875	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGUS	Independent Board Member[1]
	Vanessa C. L. Chang	11,557	454,750	None	Over $100,000	N/A9	None
	Francisco G. Cigarroa[4]	None	356,000	None	None	N/A9	Over $100,000
	Nariman Farvardin[4]	None	546,000	None	Over $100,000	N/A9	Over $100,000
	Jennifer C. Feikin	11,279	457,250	None	Over $100,000	N/A9	Over $100,000
	John G. Freund[4]	None	517,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	11,279	502,250	None	Over $100,000	N/A9	Over $100,000
	Leslie Stone Heisz	11,279	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	11,000	516,750	$10,001 – $50,000	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000

3-19

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Kenneth M. Simril[4]	None	371,000	None	Over $100,000	N/A9	None
	Margaret Spellings[4]	None	536,000	None	Over $100,000	N/A9	Over $100,000
	Christopher E. Stone[4]	None	461,250	None	Over $100,000	N/A9	Over $100,000
	Alexandra Trower[4]	None	366,000	None	Over $100,000	N/A9	Over $100,000
	Paul S. Williams[4]	None	366,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Christopher D. Buchbinder[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
CGXU	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Charles E. Andrews[4]	None	241,000	None	Over $100,000	N/A9	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	N/A9	Over $100,000
	Michael C. Camuñez[4]	None	340,000	None	Over $100,000	N/A9	Over $100,000
	Vanessa C. L. Chang	11,566	454,750	None	Over $100,000	N/A9	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	N/A9	None
	Jennifer C. Feikin[8]	11,285	457,250	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo[8]	11,285	502,250	None	Over $100,000	N/A9	Over $100,000
	Yvonne L. Greenstreet[4]	None	243,500	None	$10,001 – $50,000	N/A9	Over $100,000
	Leslie Stone Heisz[8]	11,285	457,250	None	Over $100,000	N/A9	None
	William D. Jones[8]	11,004	516,750	$50,001 – $100,000	Over $100,000	N/A9	Over $100,000
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	N/A9	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	N/A9	Over $100,000
	Pascal Millaire[4]	None	243,500	None	Over $100,000	N/A9	None
	William I. Miller[4]	None	303,500	None	Over $100,000	N/A9	Over $100,000
	Josette Sheeran[4]	None	400,000	None	Over $100,000	N/A9	Over $100,000
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
3-20

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
CIB	Independent Board Member[1]
	John G. Freund	67,597	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo[4]	None	489,750	None	Over $100,000	None	Over $100,000
	Pedro J. Greer, Jr.	112,287	279,750	None	None	Over $100,000	Over $100,000
	Merit E. Janow	67,597	564,444	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
	William D. Jones[4]	None	504,000	None	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.	108,271	269,750	$10,001 – $50,000	$50,001 – $100,000	Over $100,000	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Christopher E. Stone	78,307	456,575	Over $100,000	Over $100,000	None	Over $100,000
	Kathy J. Williams	74,555	381,500	None	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart	74,555	344,750	$10,001 – $50,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Winnie Kwan[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Sung Lee[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
DWGI	Independent Board Member[1]
	Gina F. Adams	1,086	331,500	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	235,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	246,500	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez	1,145	334,000	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Vanessa C. L. Chang	1,086	442,250	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	239,000	None	Over $100,000	None	None
	Nariman Farvardin[8]	965	538,119	None	Over $100,000	None	Over $100,000
	Yvonne L. Greenstreet[4]	None	239,000	None	$10,001 – $50,000	None	Over $100,000
	William D. Jones[8]	1,320	504,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	None	Over $100,000
	Sharon I. Meers	1,145	364,750	None	Over $100,000	None	Over $100,000

3-21

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Pascal Millaire[4]	None	239,000	None	Over $100,000	None	None
	William I. Miller[4]	None	299,000	None	Over $100,000	None	Over $100,000
	Josette Sheeran	907	393,325	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Margaret Spellings[8]	907	528,119	Over $100,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Hilda L. Applbaum[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
EMBF	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	566	354,000	None	None	$50,001 – $100,000	Over $100,000
	Nariman Farvardin	363	544,000	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	566	451,500	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	566	451,500	None	Over $100,000	None	None
	Mary Davis Holt[10]	438	424,000	None	Over $100,000	None	None
	Merit E. Janow	369	571,000	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	None	Over $100,000
	Margaret Spellings	427	534,000	None	Over $100,000	None	Over $100,000
	Alexandra Trower	582	364,000	None	Over $100,000	None	Over $100,000
	Paul S. Williams	582	364,000	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-22

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
EMEF	Independent Board Member[1]
	John G. Freund	670	519,500	None	Over $100,000	N/A9	Over $100,000
	Pablo R. González Guajardo	896	542,167	None	Over $100,000	N/A9	Over $100,000
	Pedro J. Greer, Jr.[4]	None	286,000	None	None	N/A9	Over $100,000
	Merit E. Janow	670	575,500	None	Over $100,000	N/A9	Over $100,000
	William D. Jones	740	558,333	$10,001 – $50,000	Over $100,000	N/A9	Over $100,000
	Earl Lewis, Jr.[4]	None	276,000	None	$50,001 – $100,000	N/A9	Over $100,000
	Kenneth M. Simril	760	373,000	$1 – $10,000	Over $100,000	N/A9	None
	Christopher E. Stone[4]	None	463,500	Over $100,000	Over $100,000	N/A9	Over $100,000
	Kathy J. Williams	779	390,000	None	Over $100,000	N/A9	Over $100,000
	Amy Zegart[4]	None	387,167	$10,001 – $50,000	Over $100,000	N/A9	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
EUPAC	Independent Board Member[1]
	Gina F. Adams[4]	None	340,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	241,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez[4]	None	340,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang	68,307	454,750	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	None	None
	Pablo R. González Guajardo[8]	72,526	502,250	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet[4]	None	243,500	None	$10,001 – $50,000	None	Over $100,000
	Martin E. Koehler	72,526	334,000	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	None	Over $100,000
	Pascal Millaire	102,672	243,500	$50,001 – $100,000	Over $100,000	None	None
	William I. Miller	127,983	303,500	Over $100,000	Over $100,000	Over $100,000	Over $100,000

3-23

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Josette Sheeran	55,554	400,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Christopher E. Stone[8]	55,554	461,250	None	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart[8]	68,307	351,000	None	Over $100,000	None	None
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Joanna F. Jonsson[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Carl M. Kawaja[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	$50,001 – $100,000	Over $100,000	None[6]	None[6]
FI	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	240,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner	71,215	252,000	None	Over $100,000	Over $100,000	Over $100,000
	Michael C. Camuñez[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang[4]	None	449,000	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano	68,389	242,000	$10,001 – $50,000	Over $100,000	None	None
	John G. Freund[8]	49,267	515,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet	68,389	242,000	$1 – $10,000	$10,001 – $50,000	Over $100,000	Over $100,000
	Martin E. Koehler	45,499	332,000	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Sharon I. Meers	48,325	369,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Pascal Millaire[4]	None	242,000	None	Over $100,000	None	None
	William I. Miller[4]	None	302,000	None	Over $100,000	None	Over $100,000
	Josette Sheeran[4]	None	398,000	None	Over $100,000	None	Over $100,000
	Kenneth M. Simril[8]	49,738	369,000	$50,001 – $100,000	Over $100,000	None	None
	Christopher E. Stone[8]	37,021	459,000	Over $100,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Brady L. Enright[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-24

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
GBAL	Independent Board Member[1]
	John G. Freund	13,873	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo	18,871	489,750	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.[4]	None	279,750	None	None	None	Over $100,000
	Merit E. Janow	14,078	564,444	Over $100,000	Over $100,000	None	Over $100,000
	William D. Jones	15,528	504,000	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.[4]	None	269,750	None	$50,001 – $100,000	None	Over $100,000
	Kenneth M. Simril	15,945	364,750	$50,001 – $100,000	Over $100,000	None	None
	Christopher E. Stone[4]	None	456,575	None	Over $100,000	Over $100,000	Over $100,000
	Kathy J. Williams	16,363	381,500	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
	Amy Zegart[4]	None	344,750	None	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
GFA	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	230,000	None	Over $100,000	Over $100,000	Over $100,000
	Joseph J. Bonner	133,745	241,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Michael C. Camuñez[4]	None	330,000	None	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang[4]	None	435,500	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano	130,938	236,000	Over $100,000	Over $100,000	None	None
	John G. Freund[8]	95,050	499,300	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet	130,938	236,000	$1 – $10,000	$10,001 – $50,000	Over $100,000	Over $100,000
	Martin E. Koehler	87,107	324,000	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Sharon I. Meers	92,654	360,500	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Pascal Millaire[4]	None	236,000	Over $100,000	Over $100,000	None	None
	William I. Miller[4]	None	296,000	None	Over $100,000	None	Over $100,000

3-25

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Kenneth M. Simril[8]	95,427	360,500	Over $100,000	Over $100,000	None	None
	Christopher E. Stone[8]	73,755	454,150	Over $100,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Brady L. Enright[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
GIF	Independent Board Member[1]
	John G. Freund	6,629	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo[4]	None	489,750	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.	11,012	279,750	None	None	None	Over $100,000
	Merit E. Janow	6,629	564,444	None	Over $100,000	None	Over $100,000
	William D. Jones[4]	None	504,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Earl Lewis, Jr.	10,618	269,750	None	$50,001 – $100,000	None	Over $100,000
	Kenneth M. Simril[4]	None	364,750	Over $100,000	Over $100,000	None	None
	Christopher E. Stone	7,678	456,575	Over $100,000	Over $100,000	None	Over $100,000
	Kathy J. Williams	7,312	381,500	Over $100,000	Over $100,000	None	Over $100,000
	Amy Zegart	7,312	344,750	Over $100,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Winnie Kwan[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Sung Lee[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
GVT	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	10,898	345,750	None	None	None	Over $100,000
	Nariman Farvardin	6,984	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	10,898	438,250	None	Over $100,000	None	Over $100,000

3-26

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Leslie Stone Heisz	10,898	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	8,440	414,250	None	Over $100,000	None	None
	Merit E. Janow	7,089	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	8,246	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	11,214	355,750	None	Over $100,000	None	Over $100,000
	Paul S. Williams	11,214	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	$1 – $10,000	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
IBFA	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	14,111	345,750	None	None	None	Over $100,000
	Nariman Farvardin	9,043	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	14,111	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	14,111	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	10,928	414,250	None	Over $100,000	None	None
	Merit E. Janow	9,179	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	10,679	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	14,520	355,750	$1 – $10,000	Over $100,000	None	Over $100,000
	Paul S. Williams	14,520	355,750	None	Over $100,000	None	Over $100,000
3-27

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
ICA	Independent Board Member[1]
	John G. Freund	65,476	515,000	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo	87,643	496,500	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.[4]	None	283,000	None	None	None	Over $100,000
	Merit E. Janow	65,476	571,000	Over $100,000	Over $100,000	None	Over $100,000
	William D. Jones	72,267	511,000	Over $100,000	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.[4]	None	273,000	$10,001 – $50,000	$50,001 – $100,000	None	Over $100,000
	Kenneth M. Simril	74,189	369,000	$50,001 – $100,000	Over $100,000	None	None
	Christopher E. Stone[4]	None	459,000	None	Over $100,000	Over $100,000	Over $100,000
	Kathy J. Williams	76,111	386,000	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
	Amy Zegart[4]	None	349,000	None	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	William L. Robbins[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
IFA	Independent Board Member[1]
	Gina F. Adams	64,965	325,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	230,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	241,000	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez	68,508	330,000	None	None	$50,001 – $100,000	Over $100,000
	Vanessa C. L. Chang	64,965	435,500	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	236,000	None	Over $100,000	None	None
	Nariman Farvardin[8]	57,762	532,238	None	Over $100,000	None	Over $100,000

3-28

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Yvonne L. Greenstreet[4]	None	236,000	None	$10,001 – $50,000	None	Over $100,000
	William D. Jones[8]	79,135	497,000	Over $100,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Sharon I. Meers	68,508	360,500	None	Over $100,000	None	Over $100,000
	Pascal Millaire[4]	None	236,000	None	Over $100,000	None	None
	William I. Miller[4]	None	296,000	None	Over $100,000	None	Over $100,000
	Josette Sheeran	54,219	388,650	None	Over $100,000	Over $100,000	Over $100,000
	Margaret Spellings[8]	54,219	522,238	None	Over $100,000	Over $100,000	Over $100,000
	Interested Board Member[5]
	Hilda L. Applbaum[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
IGI	Independent Board Member[1]
	Gina F. Adams	7,824	342,000	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	242,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	255,000	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez	8,236	342,000	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Vanessa C. L. Chang	7,824	460,500	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	245,000	None	Over $100,000	None	None
	Nariman Farvardin[8]	6,940	548,000	None	Over $100,000	None	Over $100,000
	Yvonne L. Greenstreet[4]	None	245,000	None	$10,001 – $50,000	None	Over $100,000
	William D. Jones[8]	9,472	558,333	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	336,000	None	Over $100,000	None	Over $100,000
	Sharon I. Meers	8,236	373,000	None	Over $100,000	None	Over $100,000
	Pascal Millaire[4]	None	245,000	None	Over $100,000	None	None
	William I. Miller[4]	None	305,000	None	Over $100,000	None	Over $100,000
	Josette Sheeran	6,528	402,000	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Margaret Spellings[8]	6,528	538,000	Over $100,000	Over $100,000	None	Over $100,000

3-29

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Interested Board Member[5]
	Hilda L. Applbaum[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	$50,001 – $100,000	Over $100,000	None[6]	None[6]
ILBF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	7,633	349,875	None	None	None	Over $100,000
	Nariman Farvardin	4,893	538,119	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	7,633	444,875	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	7,633	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	5,910	419,125	None	Over $100,000	None	None
	Merit E. Janow	4,966	564,444	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	393,325	None	Over $100,000	None	Over $100,000
	Margaret Spellings	5,767	528,119	None	Over $100,000	None	Over $100,000
	Alexandra Trower	7,852	359,875	None	Over $100,000	None	Over $100,000
	Paul S. Williams	7,852	359,875	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	$10,001 – $50,000	Over $100,000	None[6]	None[6]
IVE	Independent Board Member[1]
	John G. Freund	1,047	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo[4]	None	489,750	None	Over $100,000	Over $100,000	Over $100,000
	Pedro J. Greer, Jr.	1,739	279,750	None	None	None	Over $100,000
	Merit E. Janow	1,047	564,444	None	Over $100,000	None	Over $100,000

3-30

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	William D. Jones[4]	None	504,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.	1,677	269,750	None	$50,001 – $100,000	None	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Christopher E. Stone	1,212	456,575	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Kathy J. Williams	1,155	381,500	Over $100,000	Over $100,000	None	Over $100,000
	Amy Zegart	1,155	344,750	None	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Winnie Kwan[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Sung Lee[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
LTEX	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	Over $100,000	Over $100,000
	Francisco G. Cigarroa	3,947	345,750	None	None	None	Over $100,000
	Nariman Farvardin	2,529	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	3,947	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	3,947	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	3,057	414,250	None	Over $100,000	None	None
	Merit E. Janow	2,567	557,887	Over $100,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	2,987	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	4,061	355,750	Over $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	4,061	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-31

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
MMF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	17,283	349,875	None	None	$10,001 – $50,000	Over $100,000
	Nariman Farvardin	11,079	538,119	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Jennifer C. Feikin	17,283	444,875	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Leslie Stone Heisz	17,283	444,875	None	Over $100,000	None	None
	Mary Davis Holt[10]	13,380	419,125	None	Over $100,000	None	None
	Merit E. Janow	11,244	564,444	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Martin E. Koehler[4]	None	328,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	393,325	None	Over $100,000	None	Over $100,000
	Margaret Spellings	13,055	528,119	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Alexandra Trower	17,777	359,875	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Paul S. Williams	17,777	359,875	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	$50,001 – $100,000	Over $100,000	None[6]	None[6]
MSI	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	6,974	354,000	None	None	None	Over $100,000
	Nariman Farvardin	4,472	544,000	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	6,974	451,500	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	6,974	451,500	None	Over $100,000	None	None
	Mary Davis Holt[10]	5,398	424,000	None	Over $100,000	None	None

3-32

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Merit E. Janow	4,538	571,000	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Margaret Spellings	5,260	534,000	None	Over $100,000	None	Over $100,000
	Alexandra Trower	7,171	364,000	Over $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	7,171	364,000	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
NEF	Independent Board Member[1]
	John G. Freund	19,003	507,150	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Pablo R. González Guajardo[4]	None	489,750	None	Over $100,000	None	Over $100,000
	Pedro J. Greer, Jr.	31,567	279,750	None	None	Over $100,000	Over $100,000
	Merit E. Janow	19,003	564,444	Over $100,000	Over $100,000	None	Over $100,000
	William D. Jones[4]	None	504,000	None	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.	30,439	269,750	$10,001 – $50,000	$50,001 – $100,000	Over $100,000	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Christopher E. Stone	22,009	456,575	Over $100,000	Over $100,000	None	Over $100,000
	Kathy J. Williams	20,961	381,500	None	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart	20,961	344,750	Over $100,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Winnie Kwan[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Sung Lee[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]

3-33

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
NPF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	Over $100,000	Over $100,000
	Charles E. Andrews[4]	None	235,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	246,500	Over $100,000	Over $100,000	None	Over $100,000
	Michael C. Camuñez[4]	None	334,000	Over $100,000	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang	62,375	442,250	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	239,000	None	Over $100,000	None	None
	Pablo R. González Guajardo[8]	66,296	489,750	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet[4]	None	239,000	None	$10,001 – $50,000	None	Over $100,000
	Martin E. Koehler	66,296	328,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	None	Over $100,000
	Pascal Millaire	93,759	239,000	Over $100,000	Over $100,000	None	None
	William I. Miller	117,284	299,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Josette Sheeran	50,800	393,325	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Christopher E. Stone[8]	50,800	456,575	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart[8]	62,375	344,750	Over $100,000	Over $100,000	None	None
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Joanna F. Jonsson[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Carl M. Kawaja[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
NWF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Charles E. Andrews[4]	None	235,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner[4]	None	246,500	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Michael C. Camuñez[4]	None	334,000	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang	26,594	442,250	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	239,000	None	Over $100,000	None	None
3-34

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Pablo R. González Guajardo[8]	28,265	489,750	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet[4]	None	239,000	None	$10,001 – $50,000	None	Over $100,000
	Martin E. Koehler	28,265	328,000	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
	Sharon I. Meers[4]	None	364,750	None	Over $100,000	None	Over $100,000
	Pascal Millaire	39,974	239,000	Over $100,000	Over $100,000	None	None
	William I. Miller	50,004	299,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Josette Sheeran	21,659	393,325	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
	Christopher E. Stone[8]	21,659	456,575	None	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart[8]	26,594	344,750	$50,001 – $100,000	Over $100,000	None	None
	Interested Board Member[5]
	Bradford F. Freer[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Joanna F. Jonsson[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Carl M. Kawaja[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson[7]	None[6]	None[6]	$10,001 – $50,000	Over $100,000	None[6]	None[6]
SBF	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	9,877	354,000	None	None	None	Over $100,000
	Nariman Farvardin	6,333	544,000	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	9,877	451,500	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	9,877	451,500	None	Over $100,000	None	None
	Mary Davis Holt[10]	7,645	424,000	None	Over $100,000	None	None
	Merit E. Janow	6,426	571,000	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	None	Over $100,000
	Margaret Spellings	7,449	534,000	None	Over $100,000	None	Over $100,000
	Alexandra Trower	10,156	364,000	Over $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	10,156	364,000	None	Over $100,000	None	Over $100,000

3-35

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
SCWF	Independent Board Member[1]
	Gina F. Adams[4]	None	331,500	None	Over $100,000	None	Over $100,000
	Charles E. Andrews[4]	None	235,000	None	Over $100,000	None	Over $100,000
	Joseph J. Bonner	38,862	246,500	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	Over $100,000
	Michael C. Camuñez[4]	None	334,000	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Vanessa C. L. Chang[4]	None	442,250	Over $100,000	Over $100,000	None	None
	Cecilia V. Estolano	37,692	239,000	$10,001 – $50,000	Over $100,000	None	None
	John G. Freund[8]	27,261	507,150	None	Over $100,000	None	Over $100,000
	Yvonne L. Greenstreet	37,692	239,000	$1 – $10,000	$10,001 – $50,000	Over $100,000	Over $100,000
	Martin E. Koehler	25,076	328,000	None	Over $100,000	$50,001 – $100,000	Over $100,000
	Sharon I. Meers	26,653	364,750	$10,001 – $50,000	Over $100,000	$50,001 – $100,000	Over $100,000
	Pascal Millaire[4]	None	239,000	$10,001 – $50,000	Over $100,000	None	None
	William I. Miller[4]	None	299,000	Over $100,000	Over $100,000	None	Over $100,000
	Josette Sheeran[4]	None	393,325	None	Over $100,000	None	Over $100,000
	Kenneth M. Simril[8]	27,442	364,750	Over $100,000	Over $100,000	None	None
	Christopher E. Stone[8]	20,832	456,575	Over $100,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Brady L. Enright[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Bradford F. Freer[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Anne-Marie Peterson	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-36

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
STBF	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	6,871	345,750	None	None	None	Over $100,000
	Nariman Farvardin	4,403	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	6,871	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	6,871	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	5,321	414,250	None	Over $100,000	None	None
	Merit E. Janow	4,469	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Margaret Spellings	5,199	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	7,070	355,750	None	Over $100,000	None	Over $100,000
	Paul S. Williams	7,070	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
STEX	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	1,327	345,750	None	None	None	Over $100,000
	Nariman Farvardin	851	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	1,327	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	1,327	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	1,028	414,250	None	Over $100,000	None	None
	Merit E. Janow	864	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None

3-37

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Josette Sheeran[4]	None	388,650	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Margaret Spellings	1,005	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	1,366	355,750	Over $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	1,366	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
TEBF	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	12,964	345,750	None	None	None	Over $100,000
	Nariman Farvardin	8,308	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	12,964	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	12,964	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	10,040	414,250	$50,001 – $100,000	Over $100,000	None	None
	Merit E. Janow	8,434	557,887	Over $100,000	Over $100,000	$10,001 – $50,000	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	9,810	522,238	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Alexandra Trower	13,340	355,750	None	Over $100,000	None	Over $100,000
	Paul S. Williams	13,340	355,750	$10,001 – $50,000	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

3-38

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
TEFCA	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	1,520	345,750	None	None	None	Over $100,000
	Nariman Farvardin	974	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	1,520	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	1,520	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	1,177	414,250	None	Over $100,000	None	None
	Merit E. Janow	989	557,887	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	1,150	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	1,564	355,750	None	Over $100,000	None	Over $100,000
	Paul S. Williams	1,564	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
TEFNY	Independent Board Member[1]
	Gina F. Adams[4]	None	325,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	138	345,750	None	None	None	Over $100,000
	Nariman Farvardin	89	532,238	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	138	438,250	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	138	438,250	None	Over $100,000	None	None
	Mary Davis Holt[10]	107	414,250	None	Over $100,000	None	None
	Merit E. Janow	90	557,887	Over $100,000	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	324,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None

3-39

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
	Josette Sheeran[4]	None	388,650	None	Over $100,000	None	Over $100,000
	Margaret Spellings	105	522,238	None	Over $100,000	None	Over $100,000
	Alexandra Trower	142	355,750	$50,001 – $100,000	Over $100,000	None	Over $100,000
	Paul S. Williams	142	355,750	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
WBF	Independent Board Member[1]
	Gina F. Adams[4]	None	338,000	None	Over $100,000	None	Over $100,000
	Francisco G. Cigarroa	5,168	354,000	None	None	None	Over $100,000
	Nariman Farvardin	3,314	544,000	None	Over $100,000	None	Over $100,000
	Jennifer C. Feikin	5,168	451,500	None	Over $100,000	None	Over $100,000
	Leslie Stone Heisz	5,168	451,500	None	Over $100,000	None	None
	Mary Davis Holt[10]	4,000	424,000	None	Over $100,000	None	None
	Merit E. Janow	3,363	571,000	None	Over $100,000	None	Over $100,000
	Martin E. Koehler[4]	None	332,000	None	Over $100,000	None	Over $100,000
	Benjamin R. Miller[4,7]	None	None	None	None	None	None
	Josette Sheeran[4]	None	398,000	None	Over $100,000	None	Over $100,000
	Margaret Spellings	3,898	534,000	None	Over $100,000	Over $100,000	Over $100,000
	Alexandra Trower	5,314	364,000	None	Over $100,000	None	Over $100,000
	Paul S. Williams	5,314	364,000	None	Over $100,000	None	Over $100,000
	Interested Board Member[5]
	Pramod Atluri[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Michael C. Gitlin[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
	Courtney K. Wolf[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Karl J. Zeile[8]	None[6]	None[6]	$10,001 – $50,000	Over $100,000	None[6]	None[6]

3-40

		Board Member Compensation		Fund Shares Held
				Fund Shares Held		Deferred Compensation
	Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
WGI	Independent Board Member[1]
	John G. Freund	74,133	507,150	None	Over $100,000	None	Over $100,000
	Pablo R. González Guajardo[4]	None	489,750	None	Over $100,000	None	Over $100,000
	Pedro J. Greer, Jr.	123,145	279,750	None	None	Over $100,000	Over $100,000
	Merit E. Janow	74,133	564,444	Over $100,000	Over $100,000	None	Over $100,000
	William D. Jones[4]	None	504,000	None	Over $100,000	None	Over $100,000
	Earl Lewis, Jr.	118,744	269,750	$10,001 – $50,000	$50,001 – $100,000	Over $100,000	Over $100,000
	Kenneth M. Simril[4]	None	364,750	None	Over $100,000	None	None
	Christopher E. Stone	85,869	456,575	Over $100,000	Over $100,000	None	Over $100,000
	Kathy J. Williams	81,767	381,500	None	Over $100,000	Over $100,000	Over $100,000
	Amy Zegart	81,767	344,750	$10,001 – $50,000	Over $100,000	None	None
	Interested Board Member[5]
	Noriko Honda Chen[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Mathews Cherian[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Winnie Kwan[8]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
	Sung Lee[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
WMIF	Independent Board Member[1]
	Gina F. Adams	151,000	340,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Charles E. Andrews	241,000	241,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Joseph J. Bonner[4]	None	253,500	None	Over $100,000	None	Over $100,000
	Michael C. Camuñez	141,000	340,000	None	Over $100,000	$10,001 – $50,000	Over $100,000
	Vanessa C. L. Chang[4]	None	454,750	None	Over $100,000	None	None
	Cecilia V. Estolano[4]	None	243,500	None	Over $100,000	None	None
	Nariman Farvardin[8]	150,500	546,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
	Yvonne L. Greenstreet[4]	None	243,500	None	$10,001 – $50,000	None	Over $100,000
	Mary Davis Holt[10]	151,000	426,000	Over $100,000	Over $100,000	None	None
	Martin E. Koehler[4]	None	334,000	None	Over $100,000	None	Over $100,000
	Sharon I. Meers[4]	None	371,000	None	Over $100,000	None	Over $100,000
3-41

	Board Member Compensation		Fund Shares Held
			Fund Shares Held		Deferred Compensation
Name	Fund[2]	Total[2]	Fund[3]	Aggregate[3]	Fund[2,3]	Aggregate[2,3]
Pascal Millaire[4]	None	243,500	Over $100,000	Over $100,000	None	None
William I. Miller[4]	None	303,500	Over $100,000	Over $100,000	None	Over $100,000
Josette Sheeran	110,500	400,000	None	Over $100,000	Over $100,000	Over $100,000
Margaret Spellings[8]	110,500	536,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Board Member[5]
Alan N. Berro[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
Bradford F. Freer[7]	None[6]	None[6]	None	Over $100,000	None[6]	None[6]
Anne-Marie Peterson[7]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]
Eric H. Stern[8]	None[6]	None[6]	Over $100,000	Over $100,000	None[6]	None[6]

1   An independent Board member refers to a board member who is not an “interested person” of the Fund within the meaning of the 1940 Act.

2   Amounts may be deferred by eligible Board members under a nonqualified deferred compensation plan adopted by the Fund. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the Board members. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years. Total compensation from all funds managed by CRMC or its affiliates.

3   Dollar range of Fund shares owned is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for interested Board members include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan. Aggregate dollar range of shares owned include all funds overseen by the Board member in the same family of investment companies as the Fund.

4   Nominee who was not an independent Board member of the Fund at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the Fund during its most recent fiscal year.

5   An interested Board member refers to a board member who is an “interested person” of the Fund within the meaning of the 1940 Act on the basis of their affiliation with CRMC or affiliated entities.

6   No compensation is paid by the Fund to any Board member who is affiliated with CRMC.

7   Nominee who is not currently a Board member of the Fund.

8   Board member who plans to resign from the Board(s) on which he or she serves at the end of 2025 and, accordingly, will not stand for election at the Shareholder Meeting.

9   The fund is not available for investment in the independent Board members deferred compensation plan.

10   Ms. Holt plans to retire from the Boards of AFCTD, AFPS, AFRIS, AFTD, Fixed Income Funds and WMIF at the end of 2025. She will remain on the Boards until her retirement, or, if later, until her successors are elected and qualified, and will not stand for election at the upcoming Shareholder Meeting.

3-42

APPENDIX 4

Executive Officers

Following are the executive officers of each Fund. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Julian N. Abdey 1972	Partner — Capital International Investors (CII), Capital Research and Management Company (CRMC); Director, The Capital Group Companies, Inc. (CGC)[1]	SCWF (2014)
Hilda L. Applbaum 1961	Partner — Capital World Investors (CWI); CRMC	IFA (1998)
Pramod Atluri 1976	Partner — Capital Fixed Income Investors (CFII), CRMC; Partner — CFII, Capital Bank & Trust Company (CB&T)[1], Director, CRMC	BFA (2016) IFA (2019)
Aline Avzaradel 1978	Partner — CII, CRMC; Director, CRMC	CGDG (2025) CIB (2020)
Alfonso Barroso 1971	Partner — Capital Research Global Investors (CRGI), Capital Research Company (CRC)[1]; Director, CRMC; Director, CGC[1]	GBAL (2019)
Michael Beckwith 1971	Partner — CRGI, CRMC	AMCAP (2024)
Paul Benjamin 1979	Partner — CWI, CRMC; Partner — CWI, CB&T1	AMBAL (2014)
Alan N. Berro 1960	Partner — Capital World Investors (CWI), CRMC; Partner — CWI, CB&T1	WMIF (2012)

4-1

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Michelle J. Black 1971	Partner — Capital Solutions Group (CSG), CRMC; Partner — CSG, CB&T1	AFTD (2020)
Christopher D. Buchbinder 1971	Partner — CRGI, CRMC	CGDV (2021) GFA (2015)
Barbara Burtin 1977	Partner — CWI, CRMC; Director, Capital Strategy Research, Inc. (CSR)[1]	NPF (2021)
Jennifer L. Butler 1966	Assistant Vice President — Legal and Compliance Group (L&C), CRMC				Various[2]
Grant L. Cambridge 1962	Partner — CII, CRMC	ICA (2019)
Mark L. Casey 1970	Partner — CII, CRMC; Partner — CII, CB&T1; Chair of the Board, President and Director, Capital Management Services, Inc. (CMS)[1]	FI (2008) GFA (2016)
Arthur Caye 1970	Partner — CII, Capital International Sàrl (CISA)[1]; Vice Chair, Corporate Manager and Director, CISA[1]	EMEF (2022)
Mathews Cherian 1967	Partner — CWI, CRMC; Partner — CWI, CB&T1	NEF (2019)
Philip Chitty 1969	Partner — CFII, CRC[1]; Partner — CFII, CB&T1	WBF (2021)
Karen Choi (1973)	Partner — CFII, CRMC	CCBF (2021)
Sandra Chuon 1972	Vice President — Investment Operations (IO), CRMC					Various[3]
Patrice Collette 1967	Partner — CWI, Capital International, Inc. (CIInc)[1]	CGGO (2021)

4-2

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Andrew A. Cormack 1982	Partner — CFII, CRC[1]	GBAL (2019)
David A. Daigle 1967	Partner — CFII, CRMC; Partner — CFII, CB&T1	AHIT (2008)
Gerald Du Manoir 1966	Partner — CII, CIInc[1]; Partner — CII, CB&T1; Vice President, Capital Guardian (Canada), Inc.[1]	CGGE (2024) CGIE (2023) EUPAC (2020) GIF (2019) IVE (2019)
Charles E. Ellwein 1968	Partner — CRGI, CRMC; Director, CRMC	AMF (2019) CGCV (2024)
Brady L. Enright 1967	Partner — CWI, CRMC	FI (2015)
Cheryl E. Frank 1975	Partner — CII, CRMC; Director, CRMC	AMCAP (2020)
Bradford F. Freer 1969	Partner — CRGI, CRMC; Partner — CRGI, CB&T1	CGNG (2024) NWF (2006) SCWF (2008)
Irfan M. Furniturewala 1971	Partner — CII, CRMC; Director, CSR[1]	AMBAL (2024) CGGR (2021)
Vincent J. Gonzales 1984	Partner — CFII, CRMC; Partner — CFII, CB&T1	CGFIT — CGSD (2022) STBF (2018)
Leo Hee 1971	Partner — CWI, Capital Group Investment Management Pte. Ltd (CGIMPL)[1]; Director, CGC[1]	WGI (2019)

4-3

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
David A. Hoag 1965	Partner — CFII, CRMC	CGFIT — CGCP (2021) CIB (2006)
Saurav Jain 1980	Partner — CII, CGIMPL[1]	DWGI (2022)
Dawid Justus 1968	Partner — CWI, CRC[1]; Director, CGC[1]	CGNG (2024) NWF (2021)
Carl M. Kawaja 1964	Partner — CWI, CRMC; Partner — CWI, CB&T1	EUPAC (2003)
Winnie Kwan 1972	Partner — CRGI, CIInc[1]	CIB (2017)
Harold H. La 1970	Partner — CRGI, CIInc[1]	NEF (2006)
Julie E. Lawton 1973	Assistant Vice President — L&C, CRMC; Secretary, CRC[1]				Various[4]
Hong T. Le 1978	Vice President — IO, CRMC					Various[5]
Sung Lee 1966	Partner — CRGI, CGIMPL[1]	WGI (2008)
Steven D. Lotwin 1969	Partner — CFII, CRMC; Director, CRMC	CCF (2018) CGFIT — CGUI (2024) MMF (2018)
Robert W. Lovelace 1962	Partner — CII, CRMC; Partner — CII, CB&T1; Chief Executive Officer and Director, CRMC	NPF (2001)

4-4

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Fergus N. MacDonald 1969	Partner — CFII, CRMC; Partner — CFII, CB&T1	AFMF (2010) GVT (2011)
Vikas Malhotra 1983	Partner — CFII, CRMC	CGFIT — CGSM (2023)
Mark A. Marinella 1958	Partner — CFII, CRMC	CGPCS (2016) LTEX (2019) STEX (2019)
Samir Mathur 1965	Partner — CSG, CRMC	AFPS (2020)
Damien J. McCann 1977	Partner — CFII, CRMC; Partner — CFII, CB&T1	CGFIT — CGMS (2022) MSI (2019)
Keiko McKibben 1969	Partner — CRGI, CRMC	CGUS (2021)
Dimitrije M. Mitrinovic 1977	Partner — CWI, CRMC	SCWF (2019)
Gregory F. Niland 1971	Vice President — IO, CRMC					Various[6]
Becky L. Park 1979	Vice President — IO, CRMC					Various[7]
Anne-Marie Peterson 1972	Partner — CWI, CRMC	GFA (2016)
Wesley K. Phoa 1966	Partner — CSG, CRMC; Director, CSR[1]; Director, CGC[1]	AFCTD (2012)

4-5

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Chitrang Purani 1977	Partner — CFII, CRMC	CGCF (2024) CGFIT — CGCB (2023)
John R. Queen 1965	Partner — CFII, CRMC; Partner — CFII, CB&T1; Senior Vice President, Capital Group Private Client Services, Inc.	AMBAL (2018) CGBL (2023) IBFA (2020)
Chad M. Rach 1972	Partner — CFII, CRMC	AHIM (2015) CGFIT — CGHM (2024)
Caroline Randall 1974	Partner — CRGI, CRC[1]; Director, CGC[1]	IFA (2020)
Thomas Reithinger 1987	Partner — CFII, CRC[1]	CGFIT — CGIB (2024)
William L. Robbins 1968	Partner — CII, CRMC; Chair and Director, Capital Group International, Inc.[1]	AMF (2004) CGCV (2024)
Martin Romo 1967	Partner — CRGI, CRMC; Partner — CRGI, CB&T1; Chief Investment Officer, CRMC; Chair, Chief Investment Officer and Director, CGC[1]	ICA (2018)
Jerome Solomon 1963	Partner — CFII, CRMC	TEFNY (2011)

4-6

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Kirstie Spence 1973	Partner — CFII, CB&T1; Partner — CFII, Capital International Limited (CIL)[1]; Director, CIL[1]; Director, CRC[1]; Director, CGC[1]	EMBF (2015)
Eric H. Stern 1964	Partner — CII, CRMC; Partner — CII, CB&T1	WMIF (2014)
Michael W. Stockton 1967	Senior Vice President — L&C, CRMC		Various[8]
Andrew B. Suzman 1967	Partner — CWI, CRMC; Partner — CWI, CB&T1; Chair, CRMC	AFRIS (2015) CGIC (2024) IGI (2008)
Scott Sykes 1971	Partner — CFII, CRMC	CBF (2018)
Courtney R. Taylor 1975	Assistant Vice President — L&C, CRMC				Various[9]
Brant W. Thompson 1973	Partner — CII, CRMC	CAPUSE (2025)
Lisa Thompson 1965	Partner — CII, CRMC	CGNG (2024) NWF (2019)
Christopher Thomsen 1970	Partner — CRGI, CRC[1]	CGXU (2021) EUPAC (2015)
Michael R. Tom 1988	Associate — L&C, CRMC				Various[10]
Justin Toner 1971	Partner — CWI, CRMC	CGBL (2023)

4-7

Name and Year of Birth	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the Fund	Current position with fund (year first appointed)
		President/ Co-President	Executive Vice President	Senior Vice President	Secretary	Treasurer
Ritchie Tuazon 1978	Partner — CFII, CRMC; Partner — CFII, CB&T1	ILBF (2015) SBF (2015)
Erik A. Vayntrub 1984	Senior Vice President — L&C, CRMC; Secretary, CMS[1]			Various[11]
Steven T. Watson 1955	Partner — CII, CIInc[1]; Director, CIInc[1]	CGIC (2024) IGI (2008)
Alan J. Wilson 1961	Partner — CWI, CRMC; Director, CRMC	CGGR (2021)
Courtney K. Wolf 1982	Partner — CFII, CRMC; Director, CGC[1]	CGFIT — CGMU (2022)
Karl J. Zeile 1966	Partner — CFII, CRMC	TEBF (2009) TEFCA (2009)

1   Company affiliated with CRMC.

2   Jennifer L. Butler is a secretary of the following funds: AMCAP (2023), AMF (2023), CAPUSE (2023), CIB (2013), EMEF (2023), EUPAC (2013), GBAL (2023), GIF (2023), ICA (2023), IVE (2023), NEF (2013), NPF (2013), NWF (2013), WGI (2013).

3   Sandra Chuon is a treasurer of the following funds: CGBL (2023), CGCV (2024), CGDG (2023), CGDV (2021), CGFIT (2021), CGGE (2024), CGGO (2021), CGGR (2021), CGIC (2024), CGIE (2023), CGNG (2024), CGUS (2021), CGXU (2021).

4   Julie E. Lawton is a secretary of the following funds: FI (2010), GFA (2010), SCWF (2010)

5   Hong T. Le is a treasurer of the following funds: AMBAL (2016), DWGI (2016), EUPAC (2025), FI (2018), GFA (2018), IFA (2016), IGI (2016), NPF (2025), NWF (2025), SCWF (2018), WMIF (2023).

6   Gregory F. Niland is a treasurer of the following funds: AFCTD (2012), AFPS (2012), AFRIS (2015), AFTD (2007), AMCAP (2025), AMF (2025), CAPUSE (2019), CIB (2016), EMEF (2016), GBAL (2025), GIF (2019), ICA (2025), IVE (2019), NEF (2016), WGI (2016).

7   Becky L. Park is a treasurer of the following funds: AFMF (2021), AHIM (2021), AHIT (2021), BFA (2021), CBF (2021), CCBF (2021), CCF (2021), CGCF (2024), CGPCS (2023), EMBF (2021), GVT (2021), IBFA (2021), ILBF (2021), LTEX (2021), MMF (2021), MSI (2021), SBF (2021), STBF (2021), STEX (2021), TEBF (2021), TEFCA (2021), TEFNY (2021), WBF (2021).

8   Michael W. Stockton is an executive vice president of the following funds: AFCTD (2021), AFMF (2021), AFPS (2021), AFRIS (2021), AFTD (2021), AHIM (2021), AHIT (2021), AMBAL (2014), AMCAP (2013-2016; 2019), AMF (2013-2016; 2019), BFA (2021), CAPUSE (2021), CBF (2021), CCBF (2021), CCF (2021), CGBL (2023), CGCF (2024), CGCV (2024), CGDG (2023), CGDV (2021), CGFIT (2021), CGGE (2024), CGGO (2021), CGGR (2021), CGIC (2024), CGIE (2023), CGNG (2024), CGPCS (2021), CGUS (2021), CGXU (2021), CIB (2013), DWGI (2014), EMBF (2021),

4-8

EMEF (2021), EUPAC (2013), FI (2014), GBAL (2013-2016; 2019), GFA (2014), GIF (2021), GVT (2021), IBFA (2021), ICA (2013-2016; 2019), IFA (2014), IGI (2014), ILBF (2021), IVE (2021), LTEX (2021), MMF (2021), MSI (2021), NEF (2013), NPF (2013), NWF (2013), SBF (2021), SCWF (2014), STBF (2021), STEX (2021), TEBF (2021), TEFCA (2021), TEFNY (2021), WBF (2021), WGI (2013), WMIF (1995).

9   Courtney R. Taylor is a secretary for the following funds: AFCTD (2023), AFMF (2010-2014; 2023), AFPS (2023), AFRIS (2023), AFTD (2010-2014; 2023), AHIM (2006-2014; 2023), AHIT (2006-2010; 2023), AMBAL (2018), BFA (2006-2014; 2023), CBF (2012-2014; 2023), CCBF (2023), CCF (2023), CGCF (2024), CGPCS (2009-2022, 2023), DWGI (2018), EMBF (2023), GVT (2006-2014; 2023), IBFA (2006-2014; 2023), IFA (2018), IGI (2018), ILBF (2023), LTEX (2006-2014; 2023), MMF (2009-2014; 2023), MSI (2023), SBF (2023), STBF (2006-2014; 2023), STEX (2009-2014; 2023), TEBF (2006-2014; 2023), TEFCA (2006-2014; 2023), TEFNY (2010-2014; 2023), WBF (2006-2014; 2023), WMIF (2023).

10   Michael R. Tom is a secretary for the following funds: CGBL (2023), CGCV (2024), CGDG (2023), CGDV (2021), CGFIT (2021), CGGE (2024), CGGO (2021), CGGR (2021), CGIC (2024), CGIE (2023), CGNG (2024), CGUS (2021), CGXU (2021).

11   Erik A. Vayntrub is a Senior Vice President for the following funds: CGBL (2023), CGCV (2024), CGDG (2023), CGDV (2021), CGFIT (2021), CGGE (2024), CGGO (2021), CGGR (2021), CGIC (2024), CGIE (2023), CGNG (2024), CGUS (2021), CGXU (2021).

4-9

APPENDIX 5

Total Shares Outstanding

(as of June 30, 2025)

Fund	All share classes
AFCTD	1,712,825,715.510
AFMF	1,315,348,141.800
AFPS	4,040,770,087.900
AFRIS	353,126,129.900
AFTD	16,545,891,818.400
AHIM	952,775,680.740
AHIT	2,498,743,416.480
AMBAL	6,848,049,820.580
AMCAP	2,089,245,196.370
AMF	1,816,314,216.730
BFA	8,280,093,979.750
CAPUSE	10,332,464.310
CBF	207,596,328.300
CCBF	1,253,674,227.520
CCF	1,336,422,415.900
CGBL	76,844,000.000
CGCF	3,007,094.120
CGCV	14,324,000.000
CGDG	78,084,000.000
CGDV	471,084,000.000
CGFIT	646,214,000.000
CGGE	16,724,000.000
Fund	All share classes
CGGO	196,604,000.000
CGGR	332,244,000.000
CGIC	9,524,000.000
CGIE	23,404,000.000
CGNG	17,884,000.000
CGPCS	74,467,668.870
CGUS	160,824,000.000
CGXU	140,284,000.000
CIB	1,512,943,196.980
DWGI	161,563,523.140
EMBF	401,366,019.920
EMEF	73,009,285.730
EUPAC	2,220,183,621.480
FI	1,733,571,179.340
GBAL	704,856,805.710
GFA	3,923,461,078.950
GIF	654,760,692.090
GVT	1,916,551,574.870
IBFA	2,103,382,934.690
ICA	2,636,429,774.080
IFA	5,044,415,228.860
IGI	403,579,770.340
Fund	All share classes
ILBF	1,425,449,633.730
IVE	125,577,741.010
LTEX	363,228,321.050
MMF	35,834,333,310.940
MSI	1,941,974,918.010
NEF	572,882,286.690
NPF	2,231,499,307.580
NWF	788,463,475.580
SBF	2,141,542,267.320
SCWF	1,063,581,426.570
STBF	1,252,919,782.700
STEX	212,988,359.800
TEBF	1,902,510,254.290
TEFCA	194,258,925.230
TEFNY	27,883,461.480
WBF	611,087,686.360
WGI	1,901,248,469.370
WMIF	3,131,670,646.650

5-1

APPENDIX 6

Principal Beneficial Holders

(as of June 30, 2025)

If a Fund is not listed, no shareholders of the Fund are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2025.

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

AFTD10	Vantagepoint Traditional IRA c/o Missionsquare Retirement Washington DC	Class F-1	17.20	189,432.526

AFTD65	Vantagepoint Traditional IRA c/o Missionsquare Retirement Washington DC	Class F-1	6.10	18,997.864

AFTD70	Individual Investor Bancroft, WI	Class F-2	6.49	10,948.149
	Kenwood Hearing Center Inc PSP c/o Empower Greenwood Village, CO	Class R-2E	6.51	17,955.309

EMBF	Vantagepoint Traditional IRA c/o Missionsquare Retirement Washington DC	Class F-1	11.68	273,825.816
	Outwater & Pinckles LLP Retirement Plan Irvine, CA	Class R-3	6.19	22,633.906
	Audiology Associates of Deerfield Retirement Plan Deerfield, IL	Class R-4	12.69	13,379.482
	Corban Group Services LLC PSRP Norwalk, CA	Class R-5	7.24	4,582.418

6-1

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

EMEF	Capital Group Private Client Services Account Irvine, CA	Class M Class F3	26.97 97.02	15,226,792.32 16,042,479.08
	Capital Group Companies, Inc. Retirement Plan Los Angeles, CA	Class M	22.12	12,493,012.02
	Lexington-Fayette Urban County Government Lexington, KY	Class M	9.44	5,332,420.44
	Cheyne Walk Master Fund Reno, NV	Class M	8.29	4,680,168.04

IBFA	Law Office of Robert Berkun Retirement Plan Amherst, NY	Class R-2E	5.57	33,952.791
	Exchange Bank & Trust PSP c/o Empower Greenwood Village, CO	Class R-5	6.10	106,707.872

ICA	Sammons Retirement Solution Omnibus IRA West Des Moines, IA	Class F-1	6.52	1,792,220.334

MMF	VCSP/AbleAmerica FBO Individual Investor 1 Tarzana, CA	Class ABLE-F2	18.92	86,595.920
	VCSP/AbleAmerica FBO Individual Investor 2 Merced, CA	Class ABLE-F2	10.70	48,971.790
	VCSP/AbleAmerica FBO Individual Investor 3 Reno, NV	Class ABLE-F2	8.55	39,161.540

6-2

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

	VCSP/AbleAmerica FBO Individual Investor 4 Ellicott City, MD	Class ABLE-F2	7.89	36,106.890
	VCSP/AbleAmerica FBO Individual Investor 5 Virginia Beach, VA	Class ABLE-F2	7.68	35,190.630
	VCSP/AbleAmerica FBO Individual Investor 6 Midlothian, VA	Class ABLE-F2	5.00	22,906.730

MSI	Person Food Sales Company Inc Retirement Plan Pomona, CA	Class R-2	23.27	67,204.753

NPF	Sammons Retirement Solution Omnibus IRA West Des Moines, IA	Class F-1	6.76	1,621,235.076

PSCGI	VCSP/AbleAmerica FBO Individual Investor 1 Tallahassee, FL	Class ABLE-F2	12.17	3,845.137
	VCSP/AbleAmerica FBO Individual Investor 2 San Diego, CA	Class ABLE-F2	11.54	3,647.847
	VCSP/AbleAmerica FBO Individual Investor 3 Newburyport, MA	Class ABLE-F2	10.56	3,336.287
	VCSP/AbleAmerica FBO Individual Investor 4 Eugene, OR	Class ABLE-F2	6.63	2,096.652

6-3

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

	VCSP/AbleAmerica FBO Individual Investor 5 Eugene, OR	Class ABLE-F2	5.99	1,894.105

PSG	VCSP/AbleAmerica FBO Individual Investor 1 Encinitas, CA	Class ABLE-F2	5.62	3,269.728
	VCSP/AbleAmerica FBO Individual Investor 2 North Andover, MA	Class ABLE-F2	5.43	3,163.736

PSGG	VCSP/AbleAmerica FBO Individual Investor 1 La Canada, CA	Class ABLE-F2	12.64	3,516.137
	VCSP/AbleAmerica FBO Individual Investor 2 Charlottesville, VA	Class ABLE-F2	10.49	2,916.898
	VCSP/AbleAmerica FBO Individual Investor 3 Richmond, VA	Class ABLE-F2	9.21	2,561.568
	VCSP/AbleAmerica FBO Individual Investor 4 Wilmington, DE	Class ABLE-F2	6.07	1,689.545

PSGI	VCSP/AbleAmerica FBO Individual Investor 1 Media, PA	Class ABLE-F2	5.12	3,597.462

PSMGI	VCSP/AbleAmerica FBO Individual Investor 1 Belmont, NC	Class ABLE-F2	9.72	6,449.331

6-4

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

	VCSP/AbleAmerica FBO Individual Investor 2 Livingston, NJ	Class ABLE-F2	6.86	4,554.419
	VCSP/AbleAmerica FBO Individual Investor 3 Alexandria, VA	Class ABLE-F2	6.40	4,246.177
	VCSP/AbleAmerica FBO Individual Investor 4 Bellevue, WA	Class ABLE-F2	5.71	3,792.232
	VCSP/AbleAmerica FBO Individual Investor 5 Lookout Mountain, TN	Class ABLE-F2	5.49	3,647.350
	VCSP/AbleAmerica FBO Individual Investor 6 Crosslake, MN	Class ABLE-F2	5.09	3,376.443

PSP	VCSP/AbleAmerica FBO Individual Investor 1 San Bruno, CA	Class ABLE-F2	14.36	4,196.238
	VCSP/AbleAmerica FBO Individual Investor 2 Nashua, NH	Class ABLE-F2	13.06	3,816.195
	VCSP/AbleAmerica FBO Individual Investor 3 Phoenixville, PA	Class ABLE-F2	10.60	3,098.273
	VCSP/AbleAmerica FBO Individual Investor 4 West Jordan, UT	Class ABLE-F2	7.68	2,245.516

6-5

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

	VCSP/AbleAmerica FBO Individual Investor 5 Moorpark, CA	Class ABLE-F2	6.52	1,907.584
	VCSP/AbleAmerica FBO Individual Investor 6 Milwaukee, WI	Class ABLE-F2	5.17	1,512.321

RIC	Pacific Northwest Surgical Association Retirement Plan Boise, ID	Class R-4	7.31	23,337.268
	Simple IRA Plus Individual Investor 1 Irvine, CA	Class R-5E	46.23	60,569.749
	Simple IRA Plus Individual Investor 2 Arlington, VA	Class R-5E	6.48	8,500.024

RIE	Crofton Pharmacy, LLC Cash Balance Pension Plan Crofton, KY	Class R-2	10.40	31,386.224
	Simple IRA Plus Individual Investor 1 Wagener, SC	Class R-5E	10.81	14,986.692
	Simple IRA Plus Individual Investor 2 Wagener, SC	Class R-5E	8.66	11,998.343

RIM	Individual Investor Lincoln, NE	Class F-1	5.30	56,987.232
	Square Methods Corp Cash Balance Pension Plan Ashburn, VA	Class R-4	40.60	100,353.641

6-6

	Name and Address	Share Class	% of Shares Outstanding	Shares Held

	Simple IRA Plus Individual Investor 1 Athens, PA	Class R-5E	21.85	7,829.648

STBF	Kadar Orthodontics Cash Balance Plan Haddonfield, NJ	Class R-1	7.68	22,722.895
	Law Office of Robert Berkun Cash Balance Plan Amherst, NY	Class R-2E	16.64	29,396.666
	Posty Trucking/Hosmer Supply Pension Plan Pittsburgh, PA	Class R-4	6.14	182,608.802

STEX	Individual Investor 1 Fitchburg, WI	Class F-2	12.82	2,945,166.571
	Individual Investor 2 Hermosa Beach, CA	Class F-2	6.76	1,553,561.723

TEFNY	Individual Investor 1 Stuart, FL	Class A	5.01	905,808.892

WMIF	Sammons Retirement Solution Omnibus IRA West Des Moines, IA	Class F-1	6.99	2,623,771.128

6-7

APPENDIX 7

Independent Auditors and Related Fees

			Audit Fees ($)		Audit Related Fees ($)		Tax Fees ($)		Aggregate Non-Audit Fees ($)
Fund	FYE	Audit Firm	2025	2024	2025	2024	2025	2024	2025	2024
AMCAP	Feb 28/29	D&T	102,000	1,000	14,000	12,000	14,000	13,000	1,979,000	2,243,000
EUPAC	Mar 31	D&T	152,000	144,000	22,000	22,000	49,000	84,000	2,022,000	2,233,000
WMIF	Apr 30	PwC	122,000	137,000	None	None	20,000	None	64,000	None
CBF	May 31	PwC	97,000	102,000	None	None	10,000	10,000	54,000	10,000
CCBF	May 31	PwC	68,000	67,000	None	None	9,000	9,000	53,000	9,000
CGCV	May 31	PwC	None	None	None	None	None	None	44,000	None
CGDG	May 31	PwC	12,000	None	None	None	None	None	44,000	None
CGDV	May 31	PwC	22,000	16,000	None	None	None	None	44,000	None
CGEQ1	May 31	PwC	None	None	None	None	None	None	44,000	None
CGGE	May 31	PwC	None	None	None	None	None	None	44,000	None
CGGO	May 31	PwC	22,000	16,000	None	None	None	None	44,000	None
CGGR	May 31	PwC	22,000	16,000	None	None	None	None	44,000	None
CGIC	May 31	PwC	None	None	None	None	None	None	44,000	None
CGIE	May 31	PwC	12,000	None	None	None	None	None	44,000	None
CGNG	May 31	PwC	None	None	None	None	None	None	44,000	None
CGUS	May 31	PwC	22,000	16,000	None	None	None	None	44,000	None
CGXU	May 31	PwC	22,000	16,000	None	None	None	None	44,000	None
7-1

			Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		Aggregate Non-Audit Fees ($)
Fund	FYE	Audit Firm	2024	2023	2024	2023	2024	2023	2024	2023
IGI	Jun 30	D&T	116,000	107,000	2,000	2,000	36,000	20,000	2,430,000	2,570,000
EMEF	Jun 30	PwC	132,000	124,000	None	None	9,000	8,000	9,000	8,000
IFA	Jul 31	D&T	160,000	180,000	15,000	21,000	13,000	14,000	2,677,000	2,253,000
AHIM	Jul 31	PwC	84,000	81,000	None	None	9,000	9,000	53,000	9,000
LTEX	Jul 31	PwC	68,000	82,000	None	None	9,000	15,000	53,000	15,000
STEX	Jul 31	PwC	59,000	74,000	None	None	8,000	15,000	52,000	15,000
TEBF	Jul 31	PwC	108,000	104,000	None	None	9,000	9,000	53,000	9,000
TEFCA	Jul 31	PwC	70,000	68,000	None	None	9,000	8,000	53,000	8,000
TEFNY	Jul 31	PwC	57,000	56,000	None	None	9,000	8,000	52,000	8,000
GFA	Aug 31	D&T	276,000	126,000	41,000	46,000	12,000	13,000	2,554,000	1,996,000
GVT	Aug 31	D&T	221,000	101,000	3,000	4,000	9,000	9,000	2,513,000	1,950,000
IBFA	Aug 31	D&T	324,000	149,000	4,000	6,000	9,000	9,000	2,514,000	1,952,000
AFMF	Aug 31	PwC	84,000	155,000	None	None	9,000	8,000	52,000	8,000
STBF	Aug 31	PwC	79,000	145,000	None	None	8,000	8,000	52,000	8,000
AHIT	Sep 30	D&T	388,000	31,000	3,000	3,000	9,000	10,000	2,574,000	1,925,000
NPF	Sep 30	D&T	240,000	2,000	21,000	19,000	24,000	19,000	2,607,000	1,951,000
SCWF	Sep 30	D&T	387,000	20,000	11,000	11,000	64,000	64,000	2,637,000	1,987,000
MMF	Sep 30	PwC	50,000	90,000	None	None	8,000	8,000	52,000	8,000
AFCTD	Oct 31	D&T	69,000	63,000	6,000	3,000	31,000	29,000	2,179,000	2,214,000
AFPS	Oct 31	D&T	88,000	75,000	14,000	10,000	35,000	33,000	2,192,000	2,226,000
AFRIS	Oct 31	D&T	31,000	27,000	2,000	1,000	13,000	12,000	2,157,000	2,196,000
AFTD	Oct 31	D&T	114,000	91,000	51,000	39,000	53,000	49,000	2,246,000	2,271,000
AMF	Oct 31	D&T	109,000	103,000	16,000	15,000	9,000	9,000	2,167,000	2,206,000

7-2

			Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		Aggregate Non-Audit Fees ($)
Fund	FYE	Audit Firm	2024	2023	2024	2023	2024	2023	2024	2023
GBAL	Oct 31	D&T	112,000	102,000	5,000	4,000	26,000	21,000	2,173,000	2,208,000
NWF	Oct 31	D&T	168,000	159,000	10,000	8,000	61,000	51,000	2,212,000	2,242,000
CAPUSE	Oct 31	PwC	36,000	33,000	None	None	8,000	8,000	52,000	8,000
CCF	Oct 31	PwC	39,000	36,000	None	None	7,000	7,000	51,000	7,000
CGPCS	Oct 31	PwC	75,000	76,000	None	None	15,000	14,000	58,000	14,000
CIB	Oct 31	PwC	175,000	168,000	None	None	10,000	10,000	54,000	10,000
GIF	Oct 31	PwC	39,000	35,000	None	None	9,000	8,000	52,000	8,000
IVE	Oct 31	PwC	39,000	35,000	None	None	9,000	8,000	52,000	8,000
DWGI	Nov 30	D&T	242,000	2,000	1,000	None	24,000	18,000	2,168,000	2,411,000
ILBF	Nov 30	PwC	52,000	50,000	None	None	6,000	6,000	50,000	6,000
NEF	Nov 30	PwC	135,000	130,000	None	None	10,000	10,000	54,000	10,000
WGI	Nov 30	PwC	147,000	142,000	None	None	10,000	10,000	54,000	10,000
AMBAL	Dec 31	D&T	258,000	12,000	43,000	32,000	15,000	12,000	2,219,000	2,023,000
BFA	Dec 31	D&T	449,000	31,000	17,000	12,000	10,000	10,000	2,189,000	2,001,000
EMBF	Dec 31	D&T	219,000	3,000	1,000	None	14,000	11,000	2,177,000	1,991,000
FI	Dec 31	D&T	221,000	3,000	26,000	18,000	22,000	16,000	2,209,000	2,012,000
ICA	Dec 31	D&T	227,000	2,000	27,000	17,000	9,000	9,000	2,198,000	2,005,000
MSI	Dec 31	D&T	135,000	2,000	4,000	2,000	9,000	9,000	2,174,000	1,989,000
SBF	Dec 31	D&T	223,000	5,000	4,000	3,000	12,000	10,000	2,178,000	1,992,000
WBF	Dec 31	D&T	376,000	27,000	3,000	2,000	13,000	11,000	2,178,000	1,992,000
CGBL	Dec 31	PwC	17,000	None	None	None	None	None	44,000	None
CGCF	Dec 31	PwC	None	None	None	None	None	None	44,000	None
CGFIT	Dec 31	PwC	235,000	82,000	None	None	None	None	44,000	None

7-3

APPENDIX 8

Comparison of Current and Proposed Advisory Fee Schedules

Taxable bond funds

	Present: Asset and Income Schedule		Proposed: Asset-only Schedule
AFMF	Rate	Asset	Rate	Asset
	0.155%	on first $15 billion of assets	0.224%	on first $15 billion of assets
	0.130%	on assets over $15 billion	0.195%	on assets over $15 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.25%	of monthly gross income from $3,333,333 to $8,333,333
	2.00%	of monthly gross income over $8,333,333

AHIT	Rate	Asset	Rate	Asset
	0.157%	on first $15 billion of assets (EC Approved)	0.332%	on first $15 billion of assets
	0.135%	from $15 to $21 billion	0.300%	from $15 to $17 billion
	0.132%	on assets over $21 billion	0.290%	on assets over $17 billion
Plus
	Rate	Income
	3.00%	of first $8,333,333 of monthly gross income
	2.50%	of monthly gross income $8,333,333 to $25 million
	2.00%	of monthly gross income from $25 to $50 million
	1.50%	of monthly gross income over $50 million

BFA	Rate	Asset	Rate	Asset
	0.300%	on first $60 million of assets	0.253%	on first $15 billion of assets
	0.210%	from $60 million to $1 billion	0.212%	from $15 to $17 billion
	0.180%	from $1 to $3 billion	0.197%	from $17 to $27.5 billion
	0.160%	from $3 to $6 billion	0.187%	from $27.5 to $44.5 billion
	0.150%	from $6 to $10 billion	0.180%	from $44.5 to $72 billion
	0.140%	from $10 to $16 billion	0.175%	on assets over $72 billion
	0.130%	from $16 to $20 billion
	0.120%	from $20 to $28 billion
	0.115%	from $28 to $36 billion
	0.110%	from $36 to $52 billion
	0.107%	from $52 to $76 billion
	0.105%	on assets over $76 billion
Plus
	Rate	Income
	2.25%	of first $8,333,333 of monthly gross income
	2.00%	of monthly gross income from $8,333,333 to $41,666,667
	1.75%	of monthly gross income over $41,666,667

8-1

	Present: Asset and Income Schedule		Proposed: Asset-only Schedule
GVT	Rate	Asset	Rate	Asset
	0.155%	on first $15 billion of assets	0.224%	on first $15 billion of assets
	0.130%	from $15 to $21 billion	0.195%	from $15 to $17 billion
	0.120%	on assets over $21 billion	0.185%	on assets over $17 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.25%	of monthly gross income from $3,333,333 to $8,333,333
	2.00%	of monthly gross income over $8,333,333

IBFA	Rate	Asset	Rate	Asset
	0.300%	on first $60 million of assets	0.224%	on first $15 billion of assets
	0.210%	from $60 million to $1 billion	0.195%	from $15 to $17 billion
	0.180%	from $1 to $3 billion	0.185%	from $17 to $27.5 billion
	0.160%	from $3 to $6 billion	0.178%	on assets over $27.5 billion
	0.150%	from $6 to $10 billion
	0.140%	from $10 to $15 billion
	0.130%	from $15 to $21 billion
	0.120%	from $21 to $28 billion
	0.115%	from $28 to $36 billion
	0.110%	on assets over $36 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income from $3,333,333 to $8,333,333
	2.00%	of monthly gross income over $8,333,333

Tax-exempt bond funds

AHIM	Rate	Asset	Rate	Asset
	0.151%	on first $15 billion of assets	0.280%	on first $15 billion of assets
	0.130%	on assets over $15 billion	0.245%	on assets over $15 billion
	Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income over $3,333,333

LTEX	Rate	Asset	Rate	Asset
	0.143%	on first $15 billion of assets	0.224%	on first $15 billion of assets
	0.120%	on assets over $15 billion	0.195%	on assets over $15 billion
	Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income over $3,333,333

8-2

	Present: Asset and Income Schedule		Proposed: Asset-only Schedule
TEBF	Rate	Asset	Rate	Asset
	0.300%	on first $60 million of assets	0.253%	on first $15 billion of assets
	0.210%	from $60 million to $1 billion	0.212%	from $15 to $17 billion
	0.180%	from $1 to $3 billion	0.197%	on assets over $17 billion
	0.150%	from $3 to $6 billion
	0.130%	from $6 to $10 billion
	0.120%	from $10 to $15 billion
	0.115%	from $15 to $21 billion
	0.110%	from $21 to $28 billion
	0.105%	on assets over $28 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income from $3,333,333 to $8,333,333
	2.00%	of monthly gross income over $8,333,333

TEFCA	Rate	Asset	Rate	Asset
	0.157%	on first $15 billion of assets	0.253%	on first $15 billion of assets
	0.130%	on assets over $15 billion	0.212%	on assets over $15 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income over $3,333,333

TEFNY	Rate	Asset	Rate	Asset
	0.157%	on first $15 billion of assets	0.253%	on first $15 billion of assets
	0.130%	on assets over $15 billion	0.212%	on assets over $15 billion
Plus
	Rate	Income
	3.00%	of first $3,333,333 of monthly gross income
	2.50%	of monthly gross income over $3,333,333

8-3

APPENDIX 9

Advisory Fee Information

Funds’ fee information, including recent asset-and-income advisory fee rates from the previous three prospectus filings, proposed asset-only fee, proposed asset-only fee rate peer rank, and comparison to illustrative asset-and-income fee under low and high yield.

Fund	Fees	2022	2023	2024	Proposed asset-only fee[1]	Proposed asset-only fee peer rank[2]	Example low yield fee[3]	Example high yield fee[3]
Taxable bond funds
AFMF	Gross	0.20	0.24	0.27	0.22	29%	0.17	0.27
	Net of waiver	n/a	0.22	0.22
AHIT	Gross	0.26	0.29	0.28	0.32	3%	0.25	0.33
	Net of waiver	n/a	0.28	n/a
BFA	Gross	0.16	0.18	0.21	0.19	9%	0.15	0.23
	Net of waiver	n/a	n/a	0.20
GVT	Gross	0.20	0.22	0.25	0.21	28%	0.17	0.25
	Net of waiver	n/a	n/a	0.21
IBFA	Gross	0.19	0.22	0.24	0.21	14%	0.18	0.25
	Net of waiver	n/a	0.21	0.21

Tax-exempt bond funds

AHIM	Gross	0.24	0.27	0.28	0.28	4%	0.24	0.31
	Net of waiver	n/a	0.26	n/a
LTEX	Gross	0.18	0.20	0.22	0.22	24%	0.18	0.25
	Net of waiver	n/a	n/a	n/a
TEBF	Gross	0.18[4]	0.20	0.21	0.23	6%	0.19	0.23
	Net of waiver	n/a	n/a	n/a
TEFCA	Gross	0.23	0.25	0.25	0.25	5%	0.23	0.29
	Net of waiver	n/a	n/a	n/a
TEFNY	Gross	0.24	0.26	0.27	0.25	5%	0.24	0.27
	Net of waiver	n/a	0.25	0.25

1   Proposed effective asset-only fee for each fund as at 6/30/2025, applied to the 12-month average daily net assets.

2   Hypothetical advisory fee percentile rank against active advisory fees, excluding funds of funds, in the Morningstar category, as of 6/30/2025.

3   Example advisory fee based on the lowest and highest respective annual gross income fund yields over a 20-year fiscal period through 2024, if available, applied to the 12-month average daily net assets of the fund at 6/30/2025.

4   Historical prospectus fee is lower than the estimated lowest yield fee as at 6/30/2025, due to different fund asset levels.

9-1

APPENDIX 10

Expense Ratio Analysis

Class A shares, fiscal year ending 2024	Taxable bond funds					Tax-exempt bond funds
Fees (% of average net assets)	AFMF	AHIT	BFA	GVT	IBFA	AHIM	LTEX	TEBF	TEFCA	TEFNY
Gross investment advisory fee	0.26%	0.28%	0.21%	0.25%	0.24%	0.28%	0.22%	0.21%	0.25%	0.27%
Waived advisory fee	-0.04%	0.00%[1]	-0.01%	-0.03%	-0.03%	-0.01%	0.00%	0.00%	0.00%	-0.02%
Net investment advisory fee[5]	0.22%	0.28%	0.20%	0.22%	0.21%	0.27%	0.22%	0.21%	0.25%	0.25%
Transfer agent fee	0.20%	0.14%	0.12%	0.15%	0.12%	0.06%	0.04%	0.03%	0.03%	0.04%
Administrative services fee	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution (12b-1) expenses	0.25%	0.26%	0.25%	0.26%	0.29%	0.28%	0.30%	0.25%	0.25%	0.25%
Other expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.07%
Total expenses	0.71%	0.72%	0.61%	0.67%	0.66%	0.65%	0.60%	0.53%	0.57%	0.64%
Reimbursed expenses	0.00%	0.00%	0.00%	-0.01%[2]	0.00%	0.00%	0.00%	0.00%	0.00%	-0.05%[2]
Total expenses (after reimbursement)	0.71%	0.72%	0.61%	0.66%	0.66%	0.65%	0.60%	0.53%	0.57%	0.59%
Class A shares, fiscal year ending 2024 – Hypotheticals
Fees (% of average net assets)	AFMF	AHIT	BFA	GVT	IBFA	AHIM	LTEX	TEBF	TEFCA	TEFNY
Gross investment advisory fee — Proposed	0.22%	0.32%	0.20%	0.21%	0.21%	0.28%	0.22%	0.23%	0.25%	0.25%
Waived advisory fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment advisory fee	0.22%	0.32%	0.20%	0.21%	0.21%	0.28%	0.22%	0.23%	0.25%	0.25%
Transfer agent fee	0.20%	0.14%	0.12%	0.15%	0.12%	0.06%	0.04%	0.03%	0.03%	0.04%
Administrative services fee	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Distribution (12b-1) expenses	0.25%	0.26%	0.25%	0.26%	0.29%	0.28%	0.30%	0.25%	0.25%	0.25%
Other expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.07%
Total expenses	0.71%	0.76%	0.61%	0.66%	0.66%	0.66%	0.60%	0.55%	0.57%	0.64%
Reimbursed expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-0.06%[3]
Total expenses (after reimbursement)	0.71%	0.76%	0.61%	0.66%	0.66%	0.66%	0.60%	0.55%	0.57%	0.58%

Difference	0.00%	0.04%	0.00%	0.00%	0.00%	0.01%	0.00%	0.02%	0.00%	0.01%[4]

1   Amount less than one basis point.

2   Represents reimbursements from CRMC for expenses incurred during the period.

3   Represents estimated reimbursements from CRMC for expenses incurred during the period.

4   Difference is due to change in reimbursed miscellaneous expenses unrelated to the proposed advisory fee.

5   Where the net investment advisor fee is subject to a waiver, it may reflect the impact of rounding.
10-1

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PO Box 43131 Providence, RI 02940-3131 YOUR VOTE IS IMPORTANT SCAN The QR code or visit www.proxy-direct.com to vote your shares LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS AMCAP Fund American Balanced Fund American Funds 2010 Target Date Retirement Fund American Funds 2015 Target Date Retirement Fund American Funds 2020 Target Date Retirement Fund American Funds 2025 Target Date Retirement Fund American Funds 2030 Target Date Retirement Fund American Funds 2035 Target Date Retirement Fund DO NOT TEAR CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds 2010 Target Date Retirement Fund 02 American Funds 2015 Target Date Retirement Fund 03 American Funds 2020 Target Date Retirement Fund 04 American Funds 2025 Target Date Retirement Fund 05 American Funds 2030 Target Date Retirement Fund 06 American Funds 2035 Target Date Retirement Fund 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf Non-Applicable to your Fund(s) 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 AMCAP Fund 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 American Balanced Fund 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code

YOUR VOTE IS IMPORTANTPO Box 43131SCANThe QR code or visitwww.proxy-direct.comto vote your sharesProvidence, RI 02940-3131 LIVE AGENTCall 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Fridayfrom 9 a.m. – 11 p.m. andSaturday 12 p.m. – 6 p.m. ETCALL1-800-337-3503Follow the recorded instructionsavailable 24 hoursMAILVote, Sign and Mail in theenclosed Business Reply EnvelopeVOTE IN PERSONAttend Shareholder Meeting333 South Hope Street,Los Angeles, CA 90071,on November 25, 2025 DO NOT TEARAMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDSAmerican Funds 2040 Target Date Retirement Fund American Funds 2045 Target Date Retirement Fund American Funds 2050 Target Date Retirement FundAmerican Funds 2055 Target Date Retirement Fund American Funds 2060 Target Date Retirement Fund American Funds 2065 Target Date Retirement FundAmerican Funds 2070 Target Date Retirement Fund American Funds College 2027 Fund CAPITAL GROUP / AMERICAN FUNDS - PROXY CARDFOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEESThe undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders.VOTE VIA THE INTERNET: www.proxy-direct.comVOTE VIA THE TELEPHONE: 1-800-337-3503AFS_34634_081925PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds 2040 Target Date Retirement Fund 02 American Funds 2045 Target Date Retirement Fund 03 American Funds 2050 Target Date Retirement Fund 04 American Funds 2055 Target Date Retirement Fund 05 American Funds 2060 Target Date Retirement Fund 06 American Funds 2065 Target Date Retirement Fund 07 American Funds 2070 Target Date Retirement Fund 08 American Funds College 2027 Fund 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf Non-Applicable to your Fund(s) 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart Non-Applicable to your Fund(s) 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran Non-Applicable to your Fund(s) 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds College 2030 Fund American Funds College 2033 Fund American Funds College 2036 Fund American Funds College 2039 Fund American Funds College 2042 Fund American Funds College Enrollment Fund American Funds Corporate Bond Fund AF Developing World Growth and Income Fund CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds College 2030 Fund 02 American Funds College 2033 Fund 03 American Funds College 2036 Fund 04 American Funds College 2039 Fund 05 American Funds College 2042 Fund 06 American Funds College Enrollment Fund 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 American Funds Corporate Bond Fund 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart Non-Applicable to your Fund(s) 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 AF Developing World Growth and Income Fund 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx / /

YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds Emerging Markets Bond Fund American Funds Global Balanced Fund American Funds Global Insight Fund American Funds Inflation Linked Bond Fund American Funds International Vantage Fund American Funds Mortgage Fund American Funds Multi-Sector Income Fund AF Retirement Income Portfolio Series-Conservative CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours DO NOT TEAR LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 AF Retirement Income Portfolio Series-Conservative 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds Emerging Markets Bond Fund 02 American Funds Inflation Linked Bond Fund 03 American Funds Mortgage Fund 04 American Funds Multi-Sector Income Fund 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds Global Balanced Fund 02 American Funds Global Insight Fund 03 American Funds International Vantage Fund 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran Non-Applicable to your Fund(s) 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN 01 American Funds Mortgage Fund 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS AF Retirement Income Portfolio Series-Enhanced AF Retirement Income Portfolio Series-Moderate American Funds Short-Term Tax-Exempt Bond Fund American Funds Strategic Bond Fund American Funds Tax-Exempt Fund of New York American Funds U.S. Government Money Market Fund American High-Income Municipal Bond Fund American High-Income Trust CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 AF Retirement Income Portfolio Series-Enhanced 02 AF Retirement Income Portfolio Series-Moderate 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Funds Short-Term Tax-Exempt Bond Fund 02 American Funds Strategic Bond Fund 03 American Funds Tax-Exempt Fund of New York 04 American Funds U.S. Government Money Market Fund 05 American High-Income Municipal Bond Fund 06 American High-Income Trust 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart Non-Applicable to your Fund(s) 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran Non-Applicable to your Fund(s) 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 American Funds Tax-Exempt Fund of New York 02 American High-Income Municipal Bond Fund 03 American High-Income Trust 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. FOR AGAINST ABSTAIN 01 American Funds Tax-Exempt Fund of New York 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Mutual Fund The Bond Fund of America Capital Group California Core Municipal Fund Capital Group California Short-Term Municipal Fund Capital Group Central Cash Fund Capital Group Central Corporate Bond Fund Capital Group Conservative Equity ETF Capital Group Core Balanced ETF CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams Non-Applicable to your Fund(s) 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 The Bond Fund of America 02 Capital Group California Core Municipal Fund 03 Capital Group California Short-Term Municipal Fund 04 Capital Group Central Cash Fund 05 Capital Group Central Corporate Bond Fund 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 American Mutual Fund 02 Capital Group Conservative Equity ETF 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Capital Group Core Balanced ETF 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN 01 The Bond Fund of America 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group Core Bond Completion Fund Capital Group Core Bond ETF Capital Group Core Equity ETF Capital Group Core Plus Income ETF Capital Group Dividend Growers ETF Capital Group Dividend Value ETF Capital Group Global Equity ETF Capital Group Global Growth Equity ETF CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group Core Equity ETF 02 Capital Group Global Growth Equity ETF 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group Core Bond Completion Fund 02 Capital Group Core Bond ETF 03 Capital Group Core Plus Income ETF 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group Dividend Growers ETF 02 Capital Group Global Equity ETF 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Capital Group Dividend Value ETF 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group Growth ETF Capital Group High Yield Bond ETF Capital Group International Bond ETF (USD-Hedged) Capital Group International Core Equity ETF Capital Group International Equity ETF Capital Group International Focus Equity ETF Capital Group Municipal High-Income ETF Capital Group Municipal Income ETF CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group Growth ETF 02 Capital Group International Focus Equity ETF 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group High Yield Bond ETF 02 Capital Group International Bond ETF (USD-Hedged) 03 Capital Group Municipal High-Income ETF 04 Capital Group Municipal Income ETF 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Capital Group International Equity ETF 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Capital Group International Core Equity ETF 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group New Geography Equity ETF Capital Group Short Duration Income ETF Capital Group Short Duration Municipal Income ETF Capital Group U.S. Equity Fund Capital Group U.S. Multi-Sector Income ETF Capital Group Ultra Short Income ETF Capital Income Builder Capital World Bond Fund CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams Non-Applicable to your Fund(s) 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group Short Duration Income ETF 02 Capital Group Short Duration Municipal Income ETF 03 Capital Group U.S. Multi-Sector Income ETF 04 Capital Group Ultra Short Income ETF 05 Capital World Bond Fund 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital Group U.S. Equity Fund 02 Capital Income Builder 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Capital Group New Geography Equity ETF 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital World Growth and Income Fund Conservative Growth and Income Portfolio Emerging Markets Equities Fund, Inc. EUPAC Fund American Funds Fundamental Investors Global Growth Portfolio Growth and Income Portfolio The Growth Fund of America CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Conservative Growth and Income Portfolio 02 Global Growth Portfolio 03 Growth and Income Portfolio 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf Non-Applicable to your Fund(s) 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Capital World Growth and Income Fund 02 Emerging Markets Equities Fund, Inc. 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 EUPAC Fund 02 American Funds Fundamental Investors 03 The Growth Fund of America 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. Non-Applicable to your Fund(s) 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Growth Portfolio The Income Fund of America Intermediate Bond Fund of America International Growth and Income Fund The Investment Company of America Limited Term Tax-Exempt Bond Fund of America Moderate Growth and Income Portfolio The New Economy Fund CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Growth Portfolio 02 Moderate Growth and Income Portfolio 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Intermediate Bond Fund of America 02 Limited Term Tax-Exempt Bond Fund of America 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 The Investment Company of America 02 The New Economy Fund 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 The Income Fund of America 02 International Growth and Income Fund 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Intermediate Bond Fund of America 02 Limited Term Tax-Exempt Bond Fund of America 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 SCAN The QR code or visit www.proxy-direct.com to vote your shares Providence, RI 02940-3131 LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025 DO NOT TEAR AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS New Perspective Fund New World Fund, Inc. Preservation Portfolio Short-Term Bond Fund of America SMALLCAP World Fund, Inc. Tax Exempt Preservation Portfolio Tax-Aware Conservative Growth and Income Portfolio The Tax-Exempt Bond Fund of America CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Preservation Portfolio 02 Tax Exempt Preservation Portfolio 03 Tax-Aware Conservative Growth and Income Portfolio 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 Short-Term Bond Fund of America 02 The Tax-Exempt Bond Fund of America 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart Non-Applicable to your Fund(s) 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 New Perspective Fund 02 New World Fund, Inc. 03 SMALLCAP World Fund, Inc. 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN 01 The Tax-Exempt Bond Fund of America 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

YOUR VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS The Tax-Exempt Fund of California U.S. Government Securities Fund Washington Mutual Investors Fund CAPITAL GROUP / AMERICAN FUNDS - PROXY CARD FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Michael W. Stockton and Joshua R. Diggs, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholders’ Meeting of each Fund listed above to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on November 25, 2025 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposals 1a-1d, “FOR” Proposal 2 and “FOR” Proposal 3 and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFS_34634_081925 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours DO NOT TEAR LIVE AGENT Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET VOTE IN PERSON Attend Shareholder Meeting 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams Non-Applicable to your Fund(s) 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 The Tax-Exempt Fund of California 02 U.S. Government Securities Fund 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart Non-Applicable to your Fund(s) 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01 Washington Mutual Investors Fund 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 The Tax-Exempt Fund of California 02 U.S. Government Securities Fund 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. Non-Applicable to your Fund(s) 4. To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/afs-34634 B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx AFS 34634 xxxxxxxx

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds 2040 Target Date Retirement Fund American Funds 2045 Target Date Retirement Fund American Funds 2050 Target Date Retirement Fund American Funds 2055 Target Date Retirement Fund American Funds 2060 Target Date Retirement Fund American Funds 2065 Target Date Retirement Fund American Funds 2070 Target Date Retirement Fund American Funds College 2027 Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds 2040 Target Date Retirement Fund American Funds 2045 Target Date Retirement Fund American Funds 2050 Target Date Retirement Fund American Funds 2055 Target Date Retirement Fund American Funds 2060 Target Date Retirement Fund American Funds 2065 Target Date Retirement Fund American Funds 2070 Target Date Retirement Fund American Funds College 2027 Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds College 2030 Fund American Funds College 2033 Fund American Funds College 2036 Fund American Funds College 2039 Fund American Funds College 2042 Fund American Funds College Enrollment Fund American Funds Corporate Bond Fund AF Developing World Growth and Income Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Funds Emerging Markets Bond Fund American Funds Global Balanced Fund American Funds Global Insight Fund American Funds Inflation Linked Bond Fund American Funds International Vantage Fund American Funds Mortgage Fund American Funds Multi-Sector Income Fund AF Retirement Income Portfolio Series-Conservative The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS AF Retirement Income Portfolio Series-Enhanced AF Retirement Income Portfolio Series-Moderate American Funds Short-Term Tax-Exempt Bond Fund American Funds Strategic Bond Fund American Funds Tax-Exempt Fund of New York American Funds U.S. Government Money Market Fund American High-Income Municipal Bond Fund American High-Income Trust The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXXXXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS American Mutual Fund The Bond Fund of America Capital Group California Core Municipal Fund Capital Group California Short-Term Municipal Fund Capital Group Central Cash Fund Capital Group Central Corporate Bond Fund Capital Group Conservative Equity ETF Capital Group Core Balanced ETF The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group Core Bond Completion Fund Capital Group Core Bond ETF Capital Group Core Equity ETF Capital Group Core Plus Income ETF Capital Group Dividend Growers ETF Capital Group Dividend Value ETF Capital Group Global Equity ETF Capital Group Global Growth Equity ETF The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group Growth ETF Capital Group High Yield Bond ETF Capital Group International Bond ETF (USD-Hedged) Capital Group International Core Equity ETF Capital Group International Equity ETF Capital Group International Focus Equity ETF Capital Group Municipal High-Income ETF Capital Group Municipal Income ETF The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital Group New Geography Equity ETF Capital Group Short Duration Income ETF Capital Group Short Duration Municipal Income ETF Capital Group U.S. Equity Fund Capital Group U.S. Multi-Sector Income ETF Capital Group Ultra Short Income ETF Capital Income Builder Capital World Bond Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Capital World Growth and Income Fund Conservative Growth and Income Portfolio Emerging Markets Equities Fund, Inc. EUPAC Fund American Funds Fundamental Investors Global Growth Portfolio Growth and Income Portfolio The Growth Fund of America The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS Growth Portfolio The Income Fund of America Intermediate Bond Fund of America International Growth and Income Fund The Investment Company of America Limited Term Tax-Exempt Bond Fund of America Moderate Growth and Income Portfolio The New Economy Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access – View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS New Perspective Fund New World Fund, Inc. Preservation Portfolio Short-Term Bond Fund of America SMALLCAP World Fund, Inc. Tax Exempt Preservation Portfolio Tax-Aware Conservative Growth and Income Portfolio The Tax-Exempt Bond Fund of America The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com

PO Box 43131 Providence, RI 02940-3131 SCAN the QR code to access your materials without entering a Control Number or Security Code. The meeting will be held at 333 South Hope Street, Los Angeles, CA 90071, on November 25, 2025, at 9:00 a.m. (Pacific Time). Important Notice Regarding the Availability of Proxy Materials for CAPITAL GROUP / AMERICAN FUNDS Shareholder Meeting to be held on November 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the special shareholders’ meeting are available on the Internet. Follow the instructions below to view the material and vote online or request a copy. The items to be voted on at the special meeting are on the reverse side. Your vote is important! This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. To view your proxy materials, go to the website and enter your login details below. https://www.proxy-direct.com/afs-34634 XXX XXXX XXXX XXX XXXX XXXX Easy Online Access View your proxy materials and vote Step 1: Go to https://www.proxy-direct.com/afs-34634 Step 2: Login using your Control Number and Security Code Step 3: Click on the “View Materials” Link Step 4: Vote your shares On this website, you can also set Future Delivery Preferences or request a paper copy of the materials. There is no charge to you for requesting a copy. Please make your request as soon as possible but no later than 10 days before the meeting to facilitate timely delivery.

AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS The Tax-Exempt Fund of California U.S. Government Securities Fund Washington Mutual Investors Fund The Board of Directors/Trustees recommends that you vote “FOR” the proposals. The following matters will be considered at the Meeting: 1a. Election of Board Members: 01. Christopher D. Buchbinder 02. Vanessa C. L. Chang 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. John G. Freund 07. Leslie Stone Heisz 08. Sharon I. Meers 09. William L. Robbins 10. Kenneth M. Simril 11. Margaret Spellings 12. Christopher E. Stone 13. Alexandra Trower 14. Paul S. Williams 1b. Election of Board Members: 01. Gina F. Adams 02. Pramod Atluri 03. Francisco G. Cigarroa 04. Nariman Farvardin 05. Jennifer C. Feikin 06. Leslie Stone Heisz 07. Merit E. Janow 08. Martin E. Koehler 09. Benjamin R. Miller 10. Josette Sheeran 11. Margaret Spellings 12. Alexandra Trower 13. Paul S. Williams 14. Courtney K. Wolf 1c. Election of Board Members: 01. Noriko Honda Chen 02. Mathews Cherian 03. John G. Freund 04. Pablo R. González Guajardo 05. Pedro J. Greer, Jr. 06. Merit E. Janow 07. William D. Jones 08. Earl Lewis, Jr. 09. Kenneth M. Simril 10. Christopher E. Stone 11. Kathy J. Williams 12. Amy Zegart 1d. Election of Board Members: 01. Gina F. Adams 02. Charles E. Andrews 03. Joseph J. Bonner 04. Michael C. Camuñez 05. Vanessa C. L. Chang 06. Cecilia V. Estolano 07. Bradford F. Freer 08. Yvonne L. Greenstreet 09. Martin E. Koehler 10. Sharon I. Meers 11. Pascal Millaire 12. William I. Miller 13. Anne-Marie Peterson 14. Josette Sheeran 2. Approve the proposed amendment of the Investment Advisory and Service Agreement to modify the fee schedule. 3. Approve a change in American Funds Tax-Exempt Fund of New York’s classification from a “diversified” to a “non-diversified” fund. 4 . To consider and act upon any other business as may properly come before each Shareholder Meeting and any adjournments or postponements thereof. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN ALSO BE MADE UTILIZING ONE OF THE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. PLEASE STATE YOUR 14-DIGIT CONTROL NUMBER AND 8-DIGIT SECURITY CODE WHEN MAKING A REQUEST. TELEPHONE REQUESTS CALL 1-877-816-5331 E-MAIL REQUESTS AT: proxymaterials@computershare.com